Exhibit 4.1







                       STANDARD TERMS FOR TRUST AGREEMENTS


                                     between


                      CSFB ASSET REPACKAGING DEPOSITOR LLC,


                                  as Depositor


                                       and


                      U.S. BANK TRUST NATIONAL ASSOCIATION,


                    as Trustee and as Securities Intermediary





                                 Dated as of [o]



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                                TABLE OF CONTENTS

                                                                                                              Page
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
ARTICLE I                DEFINITIONS AND ASSUMPTIONS............................................................1

         Section 1.1.    Definitions............................................................................1
         Section 1.2.    Rules of Construction.................................................................19

ARTICLE II               DECLARATION OF TRUSTS; ISSUANCE OF CERTIFICATES.......................................19

         Section 2.1.    Creation and Declaration of Trusts; Assignment of Underlying Securities...............19
         Section 2.2.    Acceptance by Trustee.................................................................21
         Section 2.3.    Repurchase or Substitution of Certain Deposit Assets by the Deposited Asset
                         Provider..............................................................................22
         Section 2.4.    Representations and Warranties of the Depositor and Representations,
                         Warranties and Covenants of the Administrative Agent..................................23
         Section 2.5.    Breach of Representation, Warranty or Covenant........................................24
         Section 2.6.    Agreement to Execute, Authenticate and Deliver Certificates...........................25
         Section 2.7.    Statement of Intent...................................................................25
         Section 2.8.    Custody and Holding of Underlying Securities..........................................25

ARTICLE III              Administration of each Trust..........................................................27

         Section 3.1.    Administration of each Trust..........................................................27
         Section 3.2.    Sub-Administration Agreements Between Administrative Agent or Trustee and
                         Sub-Administrative Agents.............................................................28
         Section 3.3.    Successor Sub-Administrative Agents...................................................29
         Section 3.4.    Liability of the Administrative Agent.................................................29
         Section 3.5.    No Contractual Relationship Between Certain Sub-Administrative Agents and
                         Trustee or Certificateholders.........................................................29
         Section 3.6.    Assumption or Termination of Sub-Administration Agreements by Trustee.................30
         Section 3.7.    Collection of Certain Underlying Security Payments....................................30
         Section 3.8.    Collections by Sub-Administrative Agent...............................................30
         Section 3.9.    Certificate Account...................................................................31
         Section 3.10.   Investment of Funds in the Accounts...................................................32
         Section 3.11.   Maintenance of Credit Support.........................................................33
         Section 3.12.   Realization Upon Defaulted Underlying Securities......................................33
         Section 3.13.   [Intentionally Omitted]...............................................................35
         Section 3.14.   Administrative Agent's Compensation and Reimbursement.................................35
         Section 3.15.   Statement as to Compliance............................................................35
         Section 3.16.   Independent Public Accountants' Administration Report.................................35
         Section 3.17.   Access to Certain Documentation.......................................................36
         Section 3.18.   Duties of the Administrative Agent....................................................36
         Section 3.19.   Depositor to Furnish Names and Addresses of Certificateholders to Trustee.............37

                                      -i-
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         Section 3.20.   Preservation of Information, Communications to Certificateholders.....................37
         Section 3.21.   Reports by Trustee....................................................................37
ARTICLE IV               DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS.......................................37

         Section 4.1.    Distributions.........................................................................37
         Section 4.2.    Reports to Certificateholders.........................................................38
         Section 4.3.    Advances..............................................................................39
         Section 4.4.    Compliance with Withholding Requirements..............................................40
         Section 4.5.    Optional Exchange.....................................................................40

ARTICLE V                THE CERTIFICATES......................................................................42

         Section 5.1.    The Certificates......................................................................42
         Section 5.2.    Execution, Authentication and Delivery................................................47
         Section 5.3.    Temporary Certificates................................................................47
         Section 5.4.    Registration; Registration of Transfer and Exchange...................................48
         Section 5.5.    Mutilated, Destroyed, Lost and Stolen Certificates....................................50
         Section 5.6.    Distribution of Interest; Interest Rights Preserved...................................51
         Section 5.7.    Persons Deemed Owners.................................................................52
         Section 5.8.    Cancellation..........................................................................52
         Section 5.9.    Global Securities.....................................................................52
         Section 5.10.   Notices to Depositary.................................................................54
         Section 5.11.   Definitive Certificates...............................................................54
         Section 5.12.   Currency of Distributions in Respect of Certificates..................................54
         Section 5.13.   Conditions of Authentication and Delivery of New Series...............................55
         Section 5.14.   Appointment of Paying Agent...........................................................56
         Section 5.15.   Authenticating Agent..................................................................56
         Section 5.16.   Events of Default.....................................................................57
         Section 5.17.   Control by Certificateholders.........................................................58
         Section 5.18.   Waiver of Past Defaults...............................................................58

ARTICLE VI               THE DEPOSITOR AND THE ADMINISTRATIVE AGENT............................................58

         Section 6.1.    Preparation and Filing of Exchange Act Reports; Obligations of the Trustee,
                         the Depositor and the Administrative Agent............................................58
         Section 6.2.    Merger or Consolidation of the Depositor or the Administrative Agent..................62
         Section 6.3.    Limitation on Liability of the Depositor and the Administrative Agent;
                         Indemnification.......................................................................63
         Section 6.4.    Limitation on Resignation of the Administrative Agent.................................63
         Section 6.5.    Rights of the Depositor in Respect of the Administrative Agent........................64
         Section 6.6.    Depositor May Purchase Certificates...................................................64
         Section 6.7.    The Administrative Agent and Other Parties............................................64
         Section 6.8.    Preferential Collection of Claims Against Depositor...................................64

ARTICLE VII              ADMINISTRATIVE AGENT TERMINATION EVENTS...............................................65

         Section 7.1.    Administrative Agent Termination Events...............................................65

         Section 7.2.    Trustee to Act; Appointment of Successor..............................................68
         Section 7.3.    Notification to Certificateholders....................................................68
         Section 7.4.    Waiver of Administrative Agent Termination Events.....................................69

ARTICLE VIII             CONCERNING THE TRUSTEE................................................................69

         Section 8.1.    Duties of Trustee; Notice of Defaults.................................................69
         Section 8.2.    Certain Matters Affecting the Trustee.................................................72
         Section 8.3.    Trustee Not Liable for Recitals in Certificates or Underlying Securities..............73
         Section 8.4.    Trustee May Own Certificates..........................................................73
         Section 8.5.    Trustee's Fees and Expenses; Indemnification; Undertaking for Costs...................73
         Section 8.6.    Eligibility Requirements for Trustee..................................................74
         Section 8.7.    Resignation or Removal of the Trustee.................................................75
         Section 8.8.    Successor Trustee.....................................................................75
         Section 8.9.    Merger or Consolidation of Trustee....................................................76
         Section 8.10.   Appointment of Co-Trustee or Separate Trustee.........................................76
         Section 8.11.   Appointment of Office or Agency.......................................................77
         Section 8.12.   Representations and Warranties of Trustee.............................................77
         Section 8.13.   Trustee to Act Only in Accordance With These Standard Terms or Pursuant to
                         Instructions of Certificateholders....................................................78
         Section 8.14.   Accounting and Reports to Certificateholders, Internal Revenue Service and
                         Others................................................................................78
         Section 8.15.   Signature on Returns..................................................................78

ARTICLE IX               SECURITIES INTERMEDIARY...............................................................78

         Section 9.1.    Resignation or Removal of the Securities Intermediary; Appointment of
                         Successor Securities Intermediary.....................................................78

ARTICLE X                TERMINATION...........................................................................80

         Section 10.1.   Termination upon Purchase or Liquidation of All Underlying Securities.................80

ARTICLE XI               MISCELLANEOUS PROVISIONS..............................................................81

         Section 11.1.   Amendment.............................................................................81
         Section 11.2.   Counterparts..........................................................................83
         Section 11.3.   Limitation on Rights of Certificateholders............................................83
         Section 11.4.   Governing Law.........................................................................83
         Section 11.5.   Notices...............................................................................84
         Section 11.6.   Severability of Provisions............................................................84
         Section 11.7.   Notice to Rating Agencies.............................................................84
         Section 11.8.   Grant of Security Interest............................................................85
         Section 11.9.   Nonpetition Covenant..................................................................86
         Section 11.10.  No Recourse...........................................................................86
         Section 11.11.  Article and Section References........................................................86
         Section 11.12.  Conflict with Trust Indenture Act.....................................................86

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                                      iii
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
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RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                ACT OF 1939 AND AGREEMENT PROVISIONS*

     Trust Indenture Act
           Section                                                                        Agreement Section
----------------------------                                                    ----------------------------------
          310(a)(1)            ....................................                            8.6(a)
              (a)(2)           ....................................                            8.6(a)
              (a)(3)           ....................................                             8.10
              (a)(4)           ....................................                            8.1(d)
              (a)(5)           ....................................                            8.6(a)
               (b)             ....................................                          8.6(b), 8.7
               (c)             ....................................                        Not Applicable
           311(a)              ....................................                              6.8
               (b)             ....................................                              6.8
           312(a)              ....................................                         3.19, 3.20(a)
               (b)             ....................................                            3.20(b)
               (c)             ....................................                            3.20(c)
           313(a)              ....................................                             3.21
               (b)             ....................................                             3.21
               (c)             ....................................                             3.21
               (d)             ....................................                             3.21
           314(a)              ....................................                        6.1(a), 6.1(b)
               (b)             ....................................                        6.1(c), 6.1(d)
              (c)(1)           ....................................                            6.1(f)
              (c)(2)           ....................................                            6.1(f)
              (c)(3)           ....................................                            6.1(f)
              (d)(1)           ....................................                            6.1(e)
              (d)(2)           ....................................                            6.1(e)
              (d)(3)           ....................................                        Not Applicable
               (e)             ....................................                            6.1(f)
           315(a)              ....................................                            8.1(c)
               (b)             ....................................                            8.1(f)
               (c)             ....................................                            8.1(a)
               (d)             ....................................                            8.1(c)
              (d)(1)           ....................................                            8.1(c)
              (d)(2)           ....................................                            8.1(c)
              (d)(3)           ....................................                            8.1(c)
               (e)             ....................................                            8.5(c)
           316(a)(1)(A)        ....................................                             5.17
           316(a)(1)(B)        ....................................                             5.18
            316(a)(2)          ....................................                        Not Applicable
              316(b)           ....................................                          5.6(f), 4.1
              316(c)           ....................................                              5.7
              317(a)           ....................................                             3.12
              317(b)           ....................................                             5.14
              318(a)           ....................................                             10.12




----------------------------
* This reconciliation and tie shall not, for any purpose, be deemed to be part of the within agreement.

         STANDARD TERMS FOR TRUST AGREEMENTS, dated as of [o] between
CSFB ASSET REPACKAGING DEPOSITOR LLC, a Delaware limited liability company, as depositor (the "Depositor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the "Trustee") and as securities intermediary (in such capacity, the "Securities Intermediary").

                              PRELIMINARY STATEMENT

         The Depositor, the Trustee and the Securities Intermediary have duly authorized the execution and delivery of these Standard Terms for Trust Agreements (as amended or modified, these "Standard Terms") to provide for one or more Series (and, if applicable, one or more Classes within each such Series) of Pass-Through Repackaged Trust Certificates (the "Certificates"), issuable from time to time as provided in these Standard Terms.

         Each such Series (or each Class within such Series) of Certificates will be issued pursuant to a separate series supplement to these Standard Terms duly executed and delivered by the Depositor, the Administrative Agent, if any, specified in the applicable Series Supplement, and the Trustee. With respect to each Series of Certificates, these Standard Terms and, unless the context otherwise requires, the related Series Supplement and all amendments thereto shall be known as the "Trust Agreement."

         All representations, covenants and agreements made in each Trust Agreement by each of the Depositor, the Administrative Agent, if any, the Trustee and the Securities Intermediary are for the benefit and security of the Certificateholders of the related Series and, to the extent provided in the applicable Series Supplement, for the benefit and security of any other party specified therein (including, if applicable, any Credit Support Provider). The Depositor and the Securities Intermediary are entering into these Standard Terms, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.


                                    ARTICLE I

                           DEFINITIONS AND ASSUMPTIONS

         Section 1.1. Definitions. Except as otherwise specified herein or in the applicable Series Supplement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of these Standard Terms.

         "Account":  As defined in Section 3.10.

         "Accounting Date": With respect to any Series, if applicable, as defined in the related Series Supplement.

         "Accredited Investor": A Person that qualifies as an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

         "Administrative Agent": With respect to any Series of Certificates, the Person, if any, specified in the applicable Series Supplement for such Series (which Person shall have agreed pursuant to such Series Supplement to assume all the duties, obligations, responsibilities and liabilities of the Administrative Agent as set forth in these Standard Terms and such Series Supplement with respect to such Series), until a successor Person shall have become the Administrative Agent pursuant to the applicable provisions of these Standard Terms and such Series Supplement, and thereafter "Administrative Agent" shall mean such successor Person.

         "Accreted Amount": With respect to each Series, if applicable, as defined in the related Series Supplement.

         "Administrative Agent Termination Event":  As defined in Section 7.1.

         "Administrative Fees": With respect to each Series, if applicable, as defined in the related Series Supplement.

         "Advance":  As defined in Section 4.3.

         "Affiliate": With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent":  As defined in Section 5.15.

         "Authorized Officer": With respect to the Depositor, its President, any Director, any Vice President, its Treasurer or its Bank Account Officer; and with respect to the Administrative Agent, any officer authorized to sign on behalf of the Administrative Agent, as further described in the Series Supplement.

         "Authorized Newspaper": A newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified pursuant to Section 5.1 with respect to the Certificates of any Series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

         "Available Funds": Unless otherwise specified in the applicable Series Supplement, for any Distribution Date in respect of a given Series or Class, the sum of (i) all amounts actually received on or with respect to the Underlying Securities (including Liquidation Proceeds and investment income on amounts in the Accounts) with respect to such Series during the related Collection Period,
(ii) all amounts received pursuant to any Credit Support Documents with respect to such Series for such Distribution Date and (iii) all other amounts, if any, specified by the applicable Series Supplement.

         "Basic Documents": With respect to any Series, if applicable, as defined in the related Series Supplement.

         "Book-Entry Securities": Securities maintained in the form of entries (including the Security Entitlements in such Securities) in the commercial book-entry system of the Fed and held for the Trustee, directly or indirectly, by any Trustee's Fed Member. Book-Entry Securities shall not include, in any event, any Certificated Security (or any Security Entitlement in any Certificated Security) held, directly or indirectly, through a Clearing Corporation.

         "Business Day": With respect to any Series (or Class within such Series) of Certificates, as defined in the related Series Supplement.

         "Calculation Agent": With respect to each Series, as defined in the related Series Supplement.

         "Call Premium Percentage": With respect to any Series (or Class within such Series), if applicable, as defined in the related Series Supplement.

         "Certificate Account": As defined in Section 3.9.

         "Certificate Owners": As defined in Section 5.9.

         "Certificate Principal Amount": With respect to an Outstanding Certificate, as determined at any time, the maximum amount that the Certificateholder thereof is entitled to receive as distributions allocable to principal payments on the Underlying Securities. The Certificate Principal Amount, if any, of any Class within a given Series (other than those Classes, if any, specified in the related Series Supplement), as of any date of determination, shall be equal to the aggregate initial Certificate Principal Amount thereof less the sum of (i) all amounts allocable to prior distributions made to such Class in respect of principal of the Underlying Securities and (ii) any reductions attributable to Certificates surrendered in exchange for Underlying Securities, as and to the extent provided in the applicable Series Supplement.

         "Certificate Register" and "Certificate Registrar": As respectively defined in Section 5.4.

         "Certificated Security": The meaning specified in Section 8-102(a)(4) of the Uniform Commercial Code.

         "Certificateholder": Any holder of a Certificate.

         "Certificates": Any Certificates authorized by, and authenticated and delivered under, these Standard Terms.

         "Class": With respect to any Series, any one of the classes of Certificates of such Series, each consisting of Certificates having identical terms.

         "Clearing Corporation": The meaning specified in Section 8-102(a)(5) of the Uniform Commercial Code.

         "Closing Date": With respect to any Series, the day on which Certificates of such Series are first executed, authenticated and delivered, as specified in the applicable Series Supplement.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collection Period": With respect to any Distribution Date for a Series (or Class within such Series), the period specified in the related Series Supplement.

         "Commission": The Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution and delivery of these Standard Terms such Commission is not existing and performing the duties now assigned to it, then the body then performing such duties.

         "Corporate Trust Office": The principal corporate trust office of the Trustee located at the address set forth in the related Series Supplement or such other addresses as the Trustee may designate from time to time by notice to the Certificateholders, the Administrative Agent, if any, and the Depositor, or the principal corporate trust office of any successor Trustee (or such other addresses as a successor Trustee may designate from time to time by notice to the Certificateholders, the Administrative Agent, if any, and the Depositor).

         "Credit Support": With respect to any Series (or any Class within such Series), a letter of credit, surety bond, financial guaranty insurance policy, reserve account, Swap Agreement, put or call option or other asset intended to support or ensure the timely or ultimate distributions of amounts due in respect of all or certain of the Underlying Securities for such Series or Class, which in each case is specified as such in the related Series Supplement.

         "Credit Support Document": The instrument or document pursuant to which the Credit Support for a given Series (or any Class within such Series) is provided, as specified in the applicable Series Supplement.

         "Credit Support Provider": With respect to any Series (or any Class within such Series), the Person, if any, that will provide any Credit Support.

         "Currency": Unless otherwise set forth in the related Series Supplement, Dollars.

         "Cut-off Date": With respect to any Series, the date specified as such in the related Series Supplement. For purposes of these Standard Terms, any Underlying Security acquired by the Depositor after the applicable Cut-off Date but prior to the applicable Closing Date and included in the related Trust as of such Closing Date shall be deemed to have been Outstanding as of such Cut-off Date and references to the principal amount of such Underlying Security as of such Cut-off Date shall be deemed to be to the principal amount of such Underlying Security as of the date on which it was acquired by the Depositor.

         "Definitive Certificates": As defined in Section 5.9.

         "Deleted Deposited Asset": An Underlying Security replaced or to be replaced by a Qualified Substitute Deposited Asset.

         "Delivery": With respect to any Deposited Assets, Delivery shall mean (terms used in the following clauses that are not otherwise defined are used as defined in Article 8 of the Uniform Commercial Code):

                     (i) in the case of each certificated security (other than a clearing corporation security (as defined below)) or instrument, by:

                         (1) the delivery of such certificated
                  security or instrument to the Securities Intermediary registered in the name of the Securities Intermediary or its affiliated nominee or endorsed to the Securities Intermediary or in blank,

                         (2) the Securities Intermediary continuously
                  indicating by book-entry that such certificated security or instrument is credited to the applicable Certificate Account, and

                         (3) the Securities Intermediary maintaining
                  continuous possession of such certificated security or instrument;

                   (ii) in the case of each uncertificated security (other than a clearing corporation security), by causing:

                         (1) such uncertificated security to be
                  continuously registered on the books of the issuer thereof to the Securities Intermediary, and

                         (2) the Securities Intermediary continuously
                  indicating by book-entry that such uncertificated security is credited to the applicable Certificate Account;

                   (iii) in the case of each security in the custody of or maintained on the books of a clearing corporation or its nominee (a "clearing corporation security"), by causing:

                         (1) the relevant clearing corporation to
                  credit such clearing corporation security to the securities account of the Securities Intermediary, and

                         (2) the Securities Intermediary continuously
                  indicating by book-entry that such clearing corporation security is credited to the applicable Certificate Account;

                    (iv) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof and that is maintained in book-entry records of the Federal Reserve Bank of New York ("FRBNY") (each such security, a "government security"), by causing:

                         (1) the creation of a security entitlement
                  to such government security by the credit of such government security to the securities account of the Securities Intermediary at the FRBNY, and

                         (2) the Securities Intermediary continuously
                  indicating by book-entry that such government security is credited to the applicable Certificate Account;

                     (v) in the case of each security entitlement not governed by clauses (i) through (iv) above, by:

                         (1) causing a securities intermediary (x) to
                  indicate by book-entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the Uniform Commercial
                  Code) has been credited to the Securities Intermediary's securities account, (y) to receive a financial asset from the Securities Intermediary or acquiring the underlying financial asset for the Securities Intermediary, and in either case, accepting it for credit to the Securities Intermediary's securities account or (z) to become obligated under other law, regulation or rule to credit the underlying financial asset to the Security Intermediary's securities account,

                         (2) the making by such securities intermediary of
                  entries on its books and records continuously identifying such security entitlement as belonging to the Securities Intermediary and continuously indicating by book-entry that such security entitlement is credited to the Securities Intermediary's securities account, and

                         (3) the Securities Intermediary continuously
                  indicating by book-entry that such security entitlement (or all rights and property of the Securities Intermediary representing such security entitlement) is credited to the applicable Certificate Account; and

                    (vi) in the case of cash or money, by:

                         (1) the delivery of such cash or money to
                  the Securities Intermediary,

                         (2) the Securities Intermediary treating
                  such cash or money as a financial asset maintained by such Securities Intermediary for credit to the applicable Certificate Account in accordance with the provisions of
                  Article 8 of the Uniform Commercial Code, and

                         (3) causing the Securities Intermediary to
                  continuously indicate by book-entry that such cash or money is credited to the applicable Certificate Account.

         "Depositary": With respect to the Certificates of any Series (or Class within such Series) issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depositary in the applicable Series Supplement until a successor Depositary shall have become such pursuant to the applicable provisions of these Standard Terms, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the

Certificates of any such Series or Class shall mean the Depositary with respect to the Certificates of that Series or Class.

         "Depositary Agreement": If applicable, the agreement pursuant to which the Depositary will agree to act as Depositary with respect to any Series (or Class within such Series) of Certificates.

         "Deposited Asset Provider": With respect to any Deposited Asset purchased pursuant to a Deposited Asset Purchase Agreement, each entity specified as such in the applicable Series Supplement or its successor in interest.

         "Deposited Asset Purchase Agreement": With respect to certain Series of Certificates, as designated in the applicable Series Supplement, the purchase agreement providing for the purchase by the Depositor of one or more Underlying Securities for such Series, substantially in the form acceptable to the Depositor, provided, that if required by the applicable Series Supplement, such agreement shall provide for the repurchase of such Underlying Securities on the terms set forth in Section 2.3.

         "Deposited Assets": With respect to any Series, the following assets, properties and items (together with the accounts and book-entry accounts containing or reflecting, directly or indirectly, such assets, properties and items), in each case, wherever located, however held and whether now owned or existing or hereafter acquired or arising:

                           (i) all Underlying Securities;

                           (ii) all payments receivable or received in respect of the Underlying Securities in respect of such Series including the immediate and continuing right to claim for, collect, receive and give receipt for principal, premium, if any, and interest payments on or in respect of such Underlying Securities and all other monies payable thereunder;

                           (iii) all Financial Assets, Security Entitlements and Investment Property in, constituting, evidenced by, resulting from or otherwise related to, any of the Deposited Assets;

                           (iv) all other rights and remedies (but none of the obligations) comprising, arising or resulting from or related to the sale of the Deposited Assets including, without limitation, the right to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options of the Depositor, to bring Proceedings in the name of the Depositor or otherwise, and generally to exercise all of the rights and remedies of the Depositor and to do and receive anything that the Depositor is or may be entitled to do or receive thereunder or with respect thereto;

                           (v) any other assets identified as Deposited Assets in the related Series Supplement, which assets may include cash, cash equivalents, guarantees, letters of credit, financial insurance, interest rate, currency, equity, commodity and credit-linked swaps, caps, floors, collars and options, forward contracts, structured securities and other instruments and transactions that credit enhance, hedge or otherwise support the

         Underlying Securities designed to assure the servicing or timely distribution of payments to Certificateholders; and

                           (vi) all "proceeds" (as defined in the Uniform Commercial Code) of any or all of the foregoing.

         "Deposited Assets Schedule": With respect to any Series, a listing of the Deposited Assets for such Series as of the Closing Date, including, with respect to each Underlying Security or other Deposited Asset, the obligor and the principal balance thereof, which shall be attached as a schedule to the related Series Supplement.

         "Depositor": CSFB Asset Repackaging Depositor LLC, a Delaware limited liability company, and, if a successor Person shall have become the Depositor pursuant to any applicable provisions of these Standard Terms, "Depositor" shall mean such successor Person.

         "Depositor Order" or "Depositor Request": A written order or request, respectively, signed in the name of the Depositor by any of its Authorized Officers and delivered to the Trustee.

         "Discount Certificate": Any Certificate that is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and any other Certificate designated by the Depositor as issued with original issue discount for United States federal income tax purposes.

         "Distribution Date": With respect to any Series (or Class within such Series) of Certificates, each date specified as a "Distribution Date" for such Series (or Class) in the related Series Supplement.

         "Dollar" or "$" or "USD": Such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

         "Eligible Account": Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the long term unsecured debt obligations of which are rated by the Rating Agencies the higher of (x) at least the then current long-term rating of the Underlying Securities or (y) in one of the two highest long-term rating categories (unless otherwise specified in the Series Supplement) at the time any amounts are held in deposit therein or (ii) a trust account or accounts maintained as a segregated account or as segregated accounts and held by a federal or state chartered depository institution, national banking association or trust company in trust for the benefit of the Certificateholders; provided, however, that such depositary institution, national banking association or trust company (or its parent) has a long-term rating in one of the four respective highest categories by the Rating Agencies.

         "Event of Default": With respect to any Series (or Class within such Series) of Certificates, as specified in the related Series Supplement.

         "Exchange Act":  The Securities Exchange Act of 1934, as amended.

         "Exchange Rate Agent": With respect to any Series (or Class within such Series) of Certificates, if applicable, the Depositor or its agent so specified in the related Series Supplement.

         "Extraordinary Trust Expense": With respect to any Series, as specified in the related Series Supplement.

         "Fed": The Federal Reserve Bank of New York.

         "Fed Member Securities Account": In respect of any Person, an account in the name of such Person at the Fed, to which account Book-Entry Securities held for such Person are or may be credited.

         "Federal Book-Entry Regulations": (a) the Federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)" governing Book-Entry Securities consisting of U.S. Treasury bonds, notes and bills) and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. ss. 357.10 through ss. 357.14 and ss. 357.41 through ss. 357.44
(including related defined terms in 31 C.F.R. ss. 357.2) and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other Book-Entry Securities.

         "Final Scheduled Distribution Date": With respect to each Series, as defined in the Series Supplement.

         "Financial Asset": As defined in Section 8-102(a)(9) of the Uniform Commercial Code.

         "Fixed Pass Through Rate": With respect to any Fixed Rate Certificate, as defined in the related Series Supplement.

         "Fixed Rate Certificate": A Certificate that provides for a payment of interest at a Fixed Pass Through Rate.

         "Floating Pass Through Rate": With respect to any Floating Rate Certificate, as defined in the related Series Supplement.

         "Floating Rate Certificate": A Certificate that provides for the payment of interest at a Floating Pass Through Rate determined periodically by reference to a formula specified pursuant to Section 5.1 and the related Series Supplement.

         "Foreign Currency": A currency issued by the government of any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

         "Global Security": A Certificate evidencing all or part of a Series (or Class within such Series) of Certificates, issued to the Depositary for such Series or Class in accordance with Section 5.9 and bearing the legend prescribed therein.

         "Guaranteed Investment Contract": With respect to any Series (or Class within such Series), a guaranteed investment contract or surety bond provided for in the related Series Supplement, sold as part of the Trust or to the Trustee for the benefit of the Certificateholders for such Series, providing for the investment of funds in a related Account or related Accounts and insuring a minimum or a fixed rate of return on the investment of such funds, which contract or surety bond shall be an obligation of an insurance company or other entity whose rating at the time of purchase of such guaranteed investment contract or surety bond is no lower than the rating on the Underlying Securities and shall satisfy any other requirements specified in such Series Supplement.

         "Independent": When used with respect to any Person means that the Person (1) is in fact independent of the Depositor and the Administrative Agent, if any, and of any Affiliate of any of the foregoing Persons, (2) does not have any direct or indirect material financial interest in the Depositor or the Administrative Agent, if any, or in any Affiliate of either of the foregoing Persons and (3) is not connected with the Depositor or the Administrative Agent, if any, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate": means a certificate of an Independent Person, as required by the TIA.

         "Investment Property": As defined in Section 9-102(a)(49) of the Uniform Commercial Code.

         "Letter of Credit": With respect to any Series (or Class within such Series), the letter of credit, if any, providing for the payment of all or a portion of amounts due in respect of such Series (or Class), issued to the Trustee for the benefit of the Certificateholders of such Series or Class, issued by the related Credit Support Provider, all as specified in the related Series Supplement.

         "Limited Guarantor": With respect to the Underlying Securities relating to any Series (or Class within such Series), a Person specified in the related Series Supplement as providing a guarantee or insurance policy or other credit enhancement supporting the distributions in respect of such Series (or Class) as and to the extent specified in such Series Supplement.

         "Limited Guaranty": With respect to any Series or Class within such Series, any guarantee of or insurance policy or other comparable form of credit enhancement with respect to amounts required to be distributed in respect of such Series or Class or payments under all or certain of the Underlying Securities relating to such Series or Class, executed and delivered by a Limited Guarantor in favor of the Trustee, for the benefit of the Certificateholders, as specified in the related Series Supplement.

         "Liquidation Proceeds": The amounts received by the Administrative Agent, if any, or the Trustee in connection with (i) the liquidation of a defaulted Underlying Security or collateral, if any, related thereto or (ii) the repurchase, substitution or sale of an Underlying Security.

         "Notional Amount": With respect to any Class, if applicable, the initial notional amount specified in the related Series Supplement on which distributions of interest may be determined at the applicable Pass Through Rate, as such notional amount may be adjusted as specified in such Series Supplement.

         "Officer's Certificate": A certificate signed by any one (or, if specified in these Standard Terms or any Series Supplement, more than one) Authorized Officer of the Depositor or Administrative Agent, as applicable, or, in the case of the Trustee, a Responsible Officer.

         "Opinion of Counsel": A written opinion of counsel acceptable to the Trustee, which counsel may, except as otherwise expressly provided in these Standard Terms or in the related Series Supplement, be counsel to the Depositor or the Administrative Agent, if any, except that any opinion of counsel relating to the qualification of any account required to be maintained pursuant to these Standard Terms as an Eligible Account must state that it is an opinion of counsel who is in fact Independent of the Depositor and the Administrative Agent, if any.

         "Optional Exchange Date": With respect to any Series (or Class with such Series), as defined, if applicable, in the related Series Supplement.

         "Outstanding": With respect to Certificates of a specified Series (or Class within such Series), as of any date of determination, all such Certificates theretofore executed, authenticated and delivered under these Standard Terms and the related Series Supplement except:

                           (i) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

                           (ii) Certificates in exchange for or in lieu of which other Certificates have been executed, authenticated and delivered pursuant to these Standard Terms, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser in whose hands such Certificates are valid obligations of the Trust;

provided, however, that in determining whether the Certificateholders of the required percentage of the aggregate Voting Rights of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates beneficially owned by the Depositor, or any Affiliate thereof, shall be disregarded and deemed not to be Outstanding, and the Voting Rights to which its Certificateholder would otherwise be entitled shall not be taken into account in determining whether the requisite percentage of aggregate Voting Rights necessary to effect any such consent or take any such action has been obtained except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates with respect to which the Depositor has provided the Trustee an Officer's Certificate stating that such Certificates are so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee by certifying to such effect in an Officer's Certificate the pledgee's right so to act with respect to such Certificates and that the pledgee is not, to the actual knowledge of the Trustee without any duty of investigation, the Depositor, the Administrative Agent, if any, or any Affiliate of any thereof so owned. The principal amount or notional amount, as applicable, of a Discount Certificate that shall be deemed to be Outstanding for the determination referred to in the foregoing proviso shall be the Certificate Principal Amount or Notional Amount, as applicable, with respect thereto as of the date of such determination, and the principal amount or notional amount, as applicable, of a Certificate denominated in a Foreign Currency that shall be deemed to be Outstanding for purposes of the determination referred to in the foregoing provision shall be the amount calculated pursuant to Section 5.12(c).

         "Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

         "Pass Through Rate": With respect to any Series (or Class within such Series) of Certificates (except certain Discount Certificates and Certificates entitled to nominal or no interest distributions) the annual rate at which interest accrues on the Certificates of such Series (or Class), which may be a fixed rate or a floating rate of interest, determined upon the basis and in the manner specified in the related Series Supplement.

         "Paying Agent":  As defined in Section 5.14.

         "Permitted Investments": With respect to any Series, unless otherwise specified in the related Series Supplement, any one or more of the following obligations or securities, provided that the total return specified by the terms of each such obligation or security is at least equal to the purchase price thereof:

                           (i) direct obligations of, and obligations fully guaranteed by, the United States, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit System or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States of America; provided that obligations of, or guaranteed by, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Federal Farm Credit System shall be Permitted Investments only if, at the time of investment, it has the rating specified in such Series Supplement for Permitted Investments;

                           (ii) demand and time deposits in, certificates of deposit of, or banker's acceptances issued by any depository institution or trust company (including the Trustee or any agent of the Trustee acting in their respective commercial capacities) incorporated under the laws of the United States or any State and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have the rating specified in such Series Supplement for Permitted Investments; provided, however, that such rating shall be no lower than the rating on the Underlying Securities at the time of purchase of the investments;

                           (iii) repurchase agreements with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States, with an entity having the credit rating specified in such Series Supplement for Permitted Investments;

                           (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State that have the rating specified in such Series Supplement for Permitted Investments at the time of such investment or contractual commitment providing for such investment; provided, however, that such rating shall be no lower than the rating on the Underlying Securities; provided further that securities issued by any particular corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust for such Series to exceed 10% of the aggregate outstanding principal balances and amounts of all the Underlying Securities and Permitted Investments held as part of the Trust for such Series;

                           (v) commercial paper having at the time of such investment the rating specified in the Series Supplement for Permitted Investments; and

                           (vi) a Guaranteed Investment Contract if and only if specified in the related Series Supplement, provided that the Rating Agency Condition is met.

         "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Distribution": With respect to any Series (or Class within such Series) of Certificates, the place or places where the principal of (and premium, if any) and interest on the Certificates of such Series (or Class) are distributable as specified pursuant to Section 5.1.

         "Predecessor Certificate": With respect to any particular Certificate, every previous Certificate evidencing all or a portion of the same interest as that evidenced by such particular Certificate; and, for the purpose of this definition, any Certificate authenticated and delivered under Section 5.5 in lieu of a lost, destroyed or stolen Certificate shall be deemed to evidence the same interest as the lost, destroyed or stolen Certificate.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Price": With respect to any Underlying Security required to be repurchased by the Deposited Asset Provider pursuant to Section 2.3 and as confirmed by an Officer's Certificate from the Administrative Agent, if any, or the Depositor, as the case may be, to the Trustee, an amount equal to the sum of
(i) the greater of (x) 100% of the principal balance thereof as of the date of such purchase or (y) if the Underlying Security was purchased at a premium above face value, the price paid therefor, (ii) accrued and unpaid interest thereon from the immediately preceding interest allocation date, or if no interest has been paid to the Trust with respect thereto, from the Cut-Off Date, in each case at a rate equal to the Fixed Pass Through Rate or the then applicable Floating Pass Through Rate, as the case may be, as specified in the applicable Series Supplement, on the principal balance of such Underlying Security as of the close of business on the Business Day immediately preceding the date of purchase or such other day as may be specified in the applicable Series Supplement on which such purchase is to occur, (iii) any unreimbursed Advances and any unpaid Administrative Fees allocable to such Underlying Security, (iv) expenses reasonably incurred or to be incurred by the Administrative Agent, if any, or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including any expenses arising out of the enforcement of the purchase obligation and (v) any realized losses previously incurred with respect to such Underlying Security and allocated to Certificateholders on or before the date of purchase.

         "Qualified Substitute Deposited Asset": With respect to any Series, as defined, if applicable, in the related Series Supplement.

         "Rating Agencies": With respect to any Series (or Class within such Series), as defined in the related Series Supplement.

         "Rating Agency Condition": With respect to any action or occurrence, unless otherwise specified in the applicable Series Supplement, that each Rating Agency shall have been given 10 days (or such shorter period acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor, the Trustee and the Administrative Agent, if any, in writing that such action or occurrence will not result in a qualification, reduction or withdrawal of the then current rating of any Certificate of the applicable Series.

         "Record Date": With respect to any Distribution Date for any Series (or Class within such Series) of Certificates, the date specified in the related Series Supplement.

         "Related Proceeds": With respect to any Series, amounts held in the related Certificate Account representing late recoveries on the Underlying Securities, Credit Support proceeds, if any, or Liquidation Proceeds.

         "Required Interest": Unless otherwise specified in the related Series Supplement, with respect to the Outstanding Certificates of any Series or any Class thereof, the accrued and undistributed interest on the Certificate Principal Amount or Notional Amount of such Outstanding Certificates computed at the applicable Pass Through Rate.

         "Required Percentages": With respect to any Series, the required percentages of the aggregate Voting Rights of Certificates of such Series in "Required Percentage--Amendment"; "Required Percentage-Definitive
Certificates"; "Required Percentage-Direction of Trustee"; "Required Percentage-Remedies"; "Required Percentage-Removal of Securities
Intermediary"; "Required Percentage-Removal of Trustee"; and "Required Percentage-Waiver," each as defined below.

         "Required Percentage-Amendment": Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series (or of a designated Class or group of Classes within such Series) (either voting as separate Classes or as a single Class) applicable to such matter, all as specified in the applicable Series Supplement.

         "Required Percentage-Definitive Certificates": Unless otherwise specified in the related Series Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

         "Required Percentage-Direction of Trustee": Unless otherwise specified in the related Series Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

         "Required Percentage-Remedies": Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

         "Required Percentage-Removal of Securities Intermediary": Unless otherwise specified in the related Series Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

         "Required Percentage-Removal of Trustee": Unless otherwise specified in the related Series Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

         "Required Percentage-Waiver": Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

         "Required Premium": If applicable, unless otherwise specified in the related Series Supplement, with respect to the Certificates of any Series or any Class thereof, an amount equal to the product, as determined on any Distribution Date with respect to such Series or Class, of (i) the Required Principal for such Series or Class and (ii) the Call Premium Percentage for such Series or Class.

         "Required Principal": As determined for any Distribution Date for a given Series (or Class within such Series), unless otherwise specified in the related Series Supplement, the amounts on deposit in the Certificate Account allocable to principal payments on the Underlying Securities (including from Credit Support, if any, and Advances, if any, but excluding amounts in respect of principal payments to the extent that Advances with respect thereto were distributed as Required Principal on a prior Distribution Date) and required to be distributed in respect of Certificates of such Series (or Class) in accordance with the terms of such Certificates and such related Series Supplement.

         "Required Rating": With respect to any Series (or Class within such Series), the rating category (or categories) specified in the Series Supplement that, as a condition to the issuance of such Series or Class, is (or are) the lowest respective category (or categories) in which the Certificates of such Series or Class may be categorized by the Rating Agencies.

         "Requisite Reserve Amount": As of any date with respect to any Series (or Class within such Series) of Certificates, the amount, if any, required to be maintained in the Reserve Account, if any, for such Series or Class as specified in or determined pursuant to the related Series Supplement.

         "Reserve Account": An Eligible Account, if any, created and maintained pursuant to Section 3.11 and specified in the related Series Supplement.

         "Responsible Officer": With respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Retained Interest": If applicable, with respect to any Underlying Security, an ownership interest in and a right to a portion of the payments thereon by the obligor thereof, as specified in the Deposited Assets Schedule to the related Series Supplement, held by the Person so specified in such Deposited Assets Schedule.

         "Scheduled Final Distribution Date": With respect to any Certificate, the date on which all the unpaid principal of (and premium, if any, on) such Certificate is scheduled, without giving effect to any prepayment, exchange or early termination, to become due and payable as provided therein and in the applicable Series Supplement.

         "Securities Account": As defined in Section 8-501(a) of the Uniform Commercial Code.

         "Securities Control": "Control" as defined in Section 8-106 of the Uniform Commercial Code and, for purposes of determining an interest in Investment Property, "control" as defined in Section 9-106 of the Uniform Commercial Code.

         "Securities Intermediary": With respect to any Series, the Securities Intermediary shall be the Person specified in the related Trust Agreement until a successor Person shall have become the Securities Intermediary pursuant to the applicable provisions of these Standard Terms and the applicable Series Supplement, and thereafter "Securities Intermediary" shall mean such successor Person.

         "Security": As defined in Section 8-102(a)(15) of the Uniform Commercial Code.

         "Security Certificate": As defined in Section 8-102(a)(16) of the Uniform Commercial Code.

         "Security Entitlement": As defined in Section 8-102(a)(17) of the Uniform Commercial Code or, in respect of any Book-Entry Security, as defined in 31 C.F.R. Section 357.2 (or, as applicable to such Book-Entry Security, the corresponding Federal Book-Entry Regulations).

         "Series": A separate series of Certificates issued pursuant to these Standard Terms and a related Series Supplement, which series may be divided into two or more Classes, as provided in such Series Supplement.

         "Series Supplement": An agreement incorporating to these Standard Terms that authorizes the issuance of a particular Series (and each Class within such Series) of Certificates.

         "Specified Currency": As defined in the related Series Supplement.

         "State": Any one of the 50 states of the United States or the District of Columbia.

         "Sub-Administration Account": As defined in Section 3.8.

         "Sub-Administration Agreement": The written contract, if any, between the Administrative Agent, if any, specified in the applicable Series Supplement, or the Trustee and a Sub-Administrative Agent and any successor Administrative Agent or Trustee or Sub-Administrative Agent relating to the administration of an Underlying Security or certain Underlying Securities as provided in Section 3.2.

         "Sub-Administrative Agent": Any Person with which the Administrative Agent, if any, specified in the applicable Series Supplement, or the Trustee has entered into a Sub-Administration Agreement and which meets the qualifications of a Sub-Administrative Agent pursuant to Section 3.2.

         "Surety Bond": If so specified in the Series Supplement, with respect to any Series (or Class within such Series) of Certificates, the surety bond providing for the distribution under certain circumstances specified in such Series Supplement of amounts to the Certificateholders of such Series (or Class), which surety bond will be issued to the Trustee for the benefit of such Certificateholders by the related Credit Support Provider, all as specified in such Series Supplement.

         "Swap Agreement": If so specified in the Series Supplement with respect to any Series, the ISDA Master Agreement dated as of the Closing Date by and between the Trust and the Swap Counterparty, together with the schedule thereto and the Confirmation thereunder, as each may be amended or supplemented from time to time as provided therein.

         "Swap Counterparty": If so specified in the Series Supplement with respect to any Series (or Class within such Series), as specified in such Series Supplement.

         "Swap Distribution Amount": If so specified in the Series Supplement with respect to any Series, all amounts then due and owing to the Swap Counterparty pursuant to the Swap Agreement, other than Swap Termination Payments.

         "Swap Guarantee": If so specified in the Series Supplement with respect to any Series, the guarantee issued by the Swap Guarantor in favor of the Trust substantially in the form attached as an exhibit to the Swap Agreement.

         "Swap Guarantor": If so specified in the Series Supplement with respect to any Series, the guarantor specified as such in such Series Supplement.

         "Swap Receipt Amount": If so specified in the Series Supplement with respect to any Series, all amounts due and owing to the Trust pursuant to the Swap Agreement other than Swap Termination Payments.

         "Swap Termination Payment": If so specified in the Series Supplement with respect to any Series, any amount payable by the Swap Counterparty to the Trust, or by the Trust to the Swap Counterparty, pursuant to the related Swap Agreement in connection with a termination thereof.

         "TIA":  The Trust Indenture Act of 1939, as amended.

         "Treasury Regulations": Regulations, including proposed or temporary regulations promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust": With respect to any Series, the segregated asset or pool of assets subject hereto, constituting the trust created pursuant to the related Trust Agreement and to be administered thereunder, consisting of those Deposited Assets and the Credit Support, if applicable, and all sums distributed in respect thereof that are specified as being part of the Trust for such Series in the related Series Supplement, all for the benefit of the Certificateholders of such Series as of any particular time.

         "Trust Agreement":  As defined in the recitals hereto.

         "Trust Termination Event": With respect to any Series, as specified in the related Series Supplement.

         "Trustee": With respect to any Series, the Person specified herein or any co-trustee appointed pursuant to Section 8.10, until a successor Person shall have become the Trustee of a Trust pursuant to the applicable provisions of these Standard Terms and the applicable Series Supplement, and thereafter "Trustee" shall mean such successor Person.

         "Underlying Securities": With respect to any Series, the asset or assets sold as part of the Trust for such Series or acquired (or, in the case of an agreement, entered into) by the Trustee for the benefit of the Certificateholders of such Series and, if and to the extent provided in the applicable Series Supplement, for the benefit of any Credit Support Provider, all as identified in the Deposited Assets Schedule to the related Series Supplement. The Underlying Securities for any such Series or the related Trust shall not constitute Underlying Securities for any other Series or any other Trust.

         "Underlying Securities Issuer": With respect to an Underlying Security, the issuer thereof.

         "Uniform Commercial Code": The Uniform Commercial Code as in effect in the State of New York.

         "United States": The United States of America (including the States), its territories, its possessions and other areas subject to its jurisdiction.

         "Voting Rights": With respect to any Series (or Class within such Series) of Certificates, the portion of the aggregate voting rights of the Certificates of such Series or Class which shall be allocated to any Certificateholder as specified in the applicable Series Supplement.

         Section 1.2. Rules of Construction. Unless the context otherwise requires:

                        (i) a term has the meaning assigned to it;

                       (ii) unless otherwise indicated in context, the terms "Section," "Exhibit" or "Schedule" will refer to a Section of, or an Exhibit or Schedule to, these Standard Terms;

                      (iii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

                       (iv) words of the masculine, feminine or neuter gender mean and include the correlative words of other genders, and words importing the singular number mean and include the plural number and vice versa;

                        (v) "or" is not exclusive;

                       (vi) the words "herein," "hereto", "hereof,"
         "hereunder" and other words of similar import refer to these Standard Terms as a whole and not to any particular Article, Section or other subdivision;

                      (vii) the terms "include," "including" and similar terms will be construed as if followed by the phrase "without limitation";

                     (viii) words in the singular include the plural and words in the plural include the singular; and

                       (ix) any agreement, instrument or statute defined or referred to herein or in any certificate or other document made or delivered pursuant hereto or in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                   ARTICLE II

                DECLARATION OF TRUSTS; ISSUANCE OF CERTIFICATES

         Section 2.1. Creation and Declaration of Trusts; Assignment of Deposited Assets. (a) The Depositor, concurrently with the execution and delivery hereof, does hereby agree to (i) sell, assign, convey and set-over to the Trustee, on behalf and for the benefit of the Certificateholders of each given Series of Certificates and without recourse, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the Underlying Securities and the other Deposited Assets attributable to each such Series (except for the Deposited Assets attributable to such Series which are not sold by the Depositor, as specified in the Deposited Assets Schedule to the applicable Series Supplement), in each case as identified on the applicable Deposited Assets Schedule, and all other assets included or to be included in the respective Trust for the benefit of the Certificateholders of each such Series or (ii) deliver to the Trustee for deposit in the Certificate Account an amount, in immediately available funds in a form acceptable to the Trustee, sufficient to acquire the Deposited Assets attributable to such Series, in each case as identified on the Deposited Assets Schedule to the applicable Series Supplement, and all other assets to be included in the respective Trust for the benefit of the Certificateholders of each such Series. Each such sale will include all interest, premium (if any) and principal received by or on behalf of the Depositor of, on or with respect to any such Underlying Securities due after the applicable Cut-off Date, and, unless otherwise specified in the Series Supplement, will exclude (i) all interest, premium (if any) and principal of, on or with respect to any such Underlying Securities due on or before the applicable Cut-off Date and (ii) any Retained Interest in any such Underlying Security. For the avoidance of doubt, it is understood that if specified in the related Series Supplement, the Depositor shall sell, assign, convey and set-over to the Trustee Underlying Securities subject to Call Warrants. The Depositor shall deliver or procure the delivery of all Deposited Assets to the Securities Intermediary on behalf of the Trustee, and the Securities Intermediary shall accept delivery of such Deposited Assets, in accordance with the definition of "Delivery".

              (b) In connection with each sale referred to in the preceding paragraph, the Depositor shall, not later than the applicable Closing Date,
(i) deposit the Underlying Securities for a given Series (except for the Underlying Securities attributable to such Series that are to be acquired from a Person other than the Depositor, as specified on the Deposited Assets Schedule to the applicable Series Supplement) with the Trustee by physical delivery of such Underlying Securities, duly endorsed, to the Trustee or by causing such Underlying Securities to be registered by book entry in the name of the Trustee and with respect to each such Underlying Security, deliver or cause to be delivered to the Trustee all documents necessary to transfer ownership of each such Underlying Security to the Trustee or (ii) have ensured that the Underlying Securities have been delivered to a Clearing Agency, in which event (A) the Securities Intermediary or its agent, on behalf of the Trustee, has accepted delivery of such Underlying Securities through such Clearing Agency, and (B) the Underlying Securities have been credited to a Securities Account of the Trustee and maintained by the Securities Intermediary on behalf of the Trustee, and the Securities Intermediary or its agent shall have the right to hold and maintain such Underlying Securities on deposit with such Clearing Agency for all purposes of this Trust Agreement.

              (c) In the case of each delivery of Underlying Securities referred to in paragraph (b) of this Section 2.1, the Depositor shall be deemed thereby to represent and warrant to the Trustee and the Securities Intermediary that:

                  (i) the Depositor is duly authorized to so deliver the Underlying Securities;

                 (ii) the Underlying Securities so delivered are genuine;

                 (iii) at the time of delivery of the Underlying Securities, the Depositor owns such Underlying Securities, has the right to transfer its interest in such Underlying Securities and such Underlying Securities are free and clear of any lien, pledge, encumbrance, right, charge, claim or other security interest (other than the lien created by this Trust Agreement); and

                  (iv) such delivery is irrevocable and free of any continuing claim by the Depositor except such as the Depositor may have as a Certificateholder.

         The above representations and warranties shall survive the delivery of the Underlying Securities and the Certificates in respect thereof. The Depositor shall further be deemed by such delivery to have made the representations that to the Depositor's knowledge but without having made any independent inquiry, as of the Closing Date, no default or event of default with respect to the Underlying Securities has occurred and is continuing.

              (d) Unless otherwise specified in the applicable Series Supplement, the sale of such Deposited Assets by the Depositor for a given Series accomplished hereby and by such Series Supplement is absolute and is intended by the parties hereto as a sale. The Depositor represents and covenants that the Deposited Assets as of the respective Closing Dates will be free and clear of any right, charge, security interest or lien or claim in favor of the Depositor and, with respect to any sale of Deposited Assets, that the Depositor will as of such respective Closing Date have the right to sell the applicable Deposited Assets to the Trustee.

              (e) The Securities Intermediary expressly agrees with the Trustee and the Certificateholders that, at all times from and after the date hereof, any and all of the Deposited Assets held by the Securities Intermediary in the Certificate Account are to be treated as Financial Assets under, and for all purposes of, Uniform Commercial Code Article 8 and Uniform Commercial Code
Article 9.

         Section 2.2. Acceptance by Trustee. (a) With respect to each Series, the Trustee will acknowledge receipt by it, or by a custodian on its behalf, of the related Underlying Securities and the related documents referred to in
Section 2.1, now existing or hereafter acquired, and declares that it will hold such Underlying Securities and documents and all other documents delivered to it pursuant to these Standard Terms, and that it will hold all such assets and such other assets (including Underlying Securities acquired from a Person other than the Depositor) comprising the Trust for a given Series of Certificates, in trust for the exclusive use and benefit of all present and future Certificateholders of such Series and for the purposes and subject to the terms and conditions set forth in these Standard Terms.

              (b) The Trustee or the Securities Intermediary, as the case may be, or a custodian on its behalf, shall review all documents received by it pursuant to Section 2.1 within 45 days after receipt thereof. If in the process of reviewing such documents the Trustee, or the Securities Intermediary, as the case may be, or such custodian discovers any document or documents to be missing or defective, the Trustee or the Securities Intermediary, as the case may be, shall promptly (but in any event within 10 Business Days) so notify the Depositor and the Administrative Agent, if any. In addition, upon the discovery by the Depositor, the Administrative Agent, if any, or the Trustee of a breach of any of the representations and warranties made by any Deposited Asset Provider in the related Deposited Asset Purchase Agreement, if any, in respect of any Underlying Security that materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties hereto (but in any event within 10 Business Days).

         Section 2.3. Repurchase or Substitution of Certain Deposited Assets by the Deposited Asset Provider. (a) If and to the extent provided for in a Series Supplement relating to a given Series of Certificates, upon discovery or receipt of notice pursuant to Section 2.2 that a document is missing or defective, the Trustee shall immediately notify the Depositor, the Administrative Agent, if any, and the Rating Agencies that such document is defective or missing and, unless the Depositor provides to the Trustee an Officer's Certificate stating such missing or defective document will not have a materially adverse effect on the related Trust, the Administrative Agent, if any, or the Trustee shall immediately so notify the Deposited Asset Provider and require that the Deposited Asset Provider deliver such missing document or cure such defect within 60 days from the date on which such Deposited Asset Provider was first notified of such missing document or defect, and if such Deposited Asset Provider does not deliver such missing document or cure such defect in all material respects during such period, the Administrative Agent, if any, or the Trustee shall use its best efforts to enforce the Deposited Asset Provider's obligation, if any, under the related Deposited Asset Purchase Agreement to repurchase such Underlying Security from the Trustee at the applicable Purchase Price within 90 days after the date on which the Deposited Asset Provider was first notified of such missing document or defect. The Purchase Price for the repurchased Underlying Security shall be delivered to the Administrative Agent, if any, or to the Trustee directly for deposit in the Certificate Account and the Trustee, upon receipt either of certification by the Administrative Agent, if any, of such deposit or of such deposit directly, shall release to the Deposited Asset Provider the related documents in its possession and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Deposited Asset Provider any Underlying Security released pursuant hereto, and the Trustee shall have no further obligations with regard to such documents. The foregoing notwithstanding, if and to the extent the Series Supplement provides, the Deposited Asset Provider may, as an alternative to repurchasing any such Underlying Security as provided above, if and to the extent so provided in the Deposited Asset Purchase Agreement, cause such Underlying Security to be removed from the Trust (in which case it shall become a Deleted Deposited Asset) by agreeing to substitute one or more Qualified Substitute Deposited Assets in the manner and subject to the limitations set forth in Section 2.3(b) and the related Series Supplement. It is understood and agreed that the obligation of the Deposited Asset Provider to repurchase or substitute for any Deposited Asset as to which a constituent document is missing or a defect in a constituent document exists shall, if such defect is not cured or such missing document is not provided, constitute (unless otherwise specified in the applicable Series Supplement) the sole remedy respecting such omission or defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. It is further understood and agreed that, unless otherwise provided in the related Series Supplement, in no event shall either the Depositor or the Administrative Agent, if any, be obligated to repurchase or substitute for such a Deposited Asset, regardless of whether the Deposited Asset Provider defaults on its obligation to repurchase or substitute for such a Deposited Asset.

              (b) If and to the extent provided for in a Series Supplement relating to a given Series of Certificates, with respect to any Deleted Deposited Asset for which the Depositor or the

Deposited Asset Provider substitutes a Qualified Substitute Deposited Asset or Assets, such substitution shall be effected by the Depositor or Deposited Asset Provider delivering to the Trustee or the Securities Intermediary, as the case may be, or a custodian on its behalf such Qualified Substitute Deposited Asset or Assets and such documents and agreements, with all necessary endorsements thereon, as would be required under the terms of
Section 2.1, together with an Officer's Certificate of the Depositor or relevant Deposited Asset Provider certifying that each such Qualified Substitute Deposited Asset satisfies the definition thereof and the requirements under this Section. The Trustee or the Securities Intermediary, as the case may be, or such custodian shall acknowledge receipt of such Qualified Substitute Deposited Asset or Assets and, within five Business Days thereafter, review such documents in the manner specified in Section 2.2. The Depositor shall give or cause to be given written notice to the Certificateholders of such Series and the Rating Agencies that such substitution has taken place and shall amend the Deposited Assets Schedule to reflect the removal of such Deleted Deposited Asset from the terms of these Standard Terms and the substitution of the Qualified Substitute Deposited Asset or Assets. Upon such substitution, such Qualified Substitute Deposited Asset or Assets shall be subject to the terms of these Standard Terms in all respects, including those related to the representations and warranties included in the Deposited Asset Purchase Agreement as of the date of substitution. The terms upon which such substitution may be effected shall be specified in the applicable Series Supplement.

              (c) Unless otherwise provided in the Series Supplement, no substitution of Underlying Securities shall be effected unless the Trustee obtains, at the expense of the Certificateholders, an Opinion of Counsel to the effect that the substitution will not cause the Trust to be taxable as a corporation for federal income tax purposes.

         Section 2.4. Representations and Warranties of the Depositor and Representations, Warranties and Covenants of the Administrative Agent. (a) The Depositor hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein or in the applicable Series Supplement:

                      (i) the Depositor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware;

                     (ii) with respect to each Series Supplement, to the Depositor's knowledge, the information set forth in the Deposited Assets Schedule with respect to each Underlying Security is true and correct in all material respects at the date or dates respecting which such information is furnished;

                    (iii) the execution and delivery of these Standard
         Terms by the Depositor and its performance of and compliance with the terms of these Standard Terms will not violate the Depositor's certificate of formation or limited liability company agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

                     (iv) the Depositor has the full power and authority to enter into and consummate all transactions contemplated by these Standard Terms, has duly authorized the execution, delivery and performance of these Standard Terms and has duly executed and delivered these Standard Terms. These Standard Terms, upon execution and delivery by the Depositor and assuming due authorization, execution and delivery by the Trustee and the Securities Intermediary, will constitute a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered a proceeding in equity or at law); and

                      (v) the Depositor is not in violation, and the execution and delivery of these Standard Terms by the Depositor and its performance and compliance with the terms of these Standard Terms will not constitute a violation, of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Depositor or its properties, which violation would reasonably be expected to have a material and adverse effect on the condition (financial or otherwise) or operations of the Depositor or its properties or on the performance of its duties hereunder.

             (b) The Depositor shall make any additional representations and warranties, if any, that may be specified in the applicable Series Supplement.

         It is understood and agreed that the representations and warranties of the Depositor set forth in this Section 2.4 shall survive delivery of the respective documents and the Deposited Assets to the Trustee and shall inure to the benefit of the Trustee on behalf of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Administrative Agent, if any, or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other parties.

             (c) The Administrative Agent, if any, shall make such representations, warranties, if any, and covenants that may be specified in the applicable Series Supplement.

         Section 2.5. Breach of Representation, Warranty or Covenant. (a) Within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of a breach of any representation or warranty of the Depositor set forth in Section 2.4(a) that materially and adversely affects the interests of the Certificateholders of a given Series of Certificates, the Depositor shall cure such breach in all material respects.

             (b) With respect to an Administrative Agent appointed pursuant to the applicable Series Supplement, within 30 days of the earlier of discovery by such Administrative Agent or receipt of notice by such Administrative Agent of a breach of any representation, warranty or covenant of such Administrative Agent set forth in the applicable Series Supplement that materially and adversely affects the interests of the Certificateholders, such Administrative Agent shall cure such breach in all material respects.

         Section 2.6. Agreement to Execute, Authenticate and Deliver Certificates. With respect to each Series of Certificates and the related Trust, the Trustee hereby agrees and acknowledges that it will, concurrently with the sale to and receipt by it of the related Deposited Assets, cause to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Deposited Assets and such other assets constituting the Trust for a given Series, Certificates duly authenticated by or on behalf of the Trustee in authorized denominations evidencing ownership of the entire Trust for such Series, all in accordance with the terms and subject to the conditions of Sections 5.2 and 5.13.

         Section 2.7. Statement of Intent. It is the intention of the parties hereto that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, each Trust shall be treated as a grantor trust, but failing that, as a partnership and in no event, as a corporation or publicly traded partnership taxable as a corporation. The terms of these Standard Terms shall be interpreted to further this intention of the parties. The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Trustee shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such intended characterization. Each Certificateholder and each beneficial owner of a Certificate by acceptance of its Certificate (or its beneficial interest therein) agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports in a manner consistent with such characterization.

         Section 2.8. Custody and Holding of Deposited Assets. (a) With respect to each Series, the Trustee shall hold and maintain the Deposited Assets with the Securities Intermediary in and through, and hereby directs the Securities Intermediary to credit any and all such Deposited Assets to, the Certificate Account (all as further provided in this Article II) in such manner as shall enable the Trustee to be and have the rights of an Entitlement Holder with respect to, and have sole dominion and control (including, without limitation, Securities Control) over, such Deposited Assets.

             (b) The Securities Intermediary hereby represents, warrants, covenants and agrees that from and after the Closing Date:

                 (i) Each Certificate Account is a Securities Account, with the Trustee (for its benefit and the benefit of the Certificateholders) as the Entitlement Holder in, and having sole dominion and control (including, without limitation, Securities Control) over, any and all Deposited Assets (including, without limitation, any and all assets and properties referred to in clause
         (ii) below) in such Certificate Account. If at any time the Securities Intermediary shall receive any "entitlement order" (as defined in Section 8-102(a)(8) of the Uniform Commercial Code) from the Trustee relating to a Certificate Account, the Securities Intermediary shall comply with such entitlement order without further consent by any other Person. The Securities Intermediary shall take all instructions (including without limitation all notifications and entitlement orders) with respect to a Certificate Account solely from the Trustee.

                (ii) All assets and properties from time to time transferred or credited to the Certificate Account constitute Financial Assets.

               (iii) The Securities Intermediary is (and will remain) a "securities intermediary" (as defined in Section 8-102(a)(14)(ii) of the Uniform Commercial Code) and is acting (and will continue to act) as such with respect to the Certificate Account, the Deposited Assets therein and the Trustee as Entitlement Holder. Unless otherwise instructed by the Trustee in writing, the Securities Intermediary will treat the Trustee (for its benefit and the benefit of the Certificateholders) as entitled to exercise the rights that comprise the Underlying Securities in each Certificate Account. Further, the Securities Intermediary is and will remain (A) a bank, banking institution, financial firm or similar party, in each case, that regularly accepts in its course of its business Book-Entry Securities as a custodial service for customers and maintains Securities Accounts in the name of such customers reflecting ownership of or interest in such Securities, (B) will maintain its books and records reflecting such Book-Entry Securities in the State of New York and
         (C) if the Trustee maintains one or more Certificate Accounts with the Securities Intermediary, will have entered into, and will maintain in full force and effect, an agreement with the Trustee (which, on the date hereof, is comprised of this Trust Agreement) to the effect that their respective rights and obligations in respect of each other, said Underlying Securities and said Certificate Accounts are governed by the laws of the State of New York.

               (iv) The Securities Intermediary shall hold any and all assets and properties from time to time comprising the Deposited Assets (whether individually or as part of a fungible bulk) in a manner such that the Trustee will have dominion and control (including, without limitation, Securities Control) over such Deposited Assets. The Securities Intermediary will credit to the appropriate Certificate Account (and will thereby or by book entry or otherwise identify as being subject to the Grant to the Trustee hereunder) any and all assets and properties from time to time comprising the Deposited Assets in accordance with the definition of "Delivery."

               (v) To effect the intention of clauses (i) through (iv) above, the Securities Intermediary or its agent maintains (and will continue to maintain)

                   (A) one or more Securities Accounts with the Depositary. The Securities Intermediary or its agent will instruct the Depositary to credit such Securities Accounts of the Securities Intermediary or its agent with the Deposited Assets held by such Depositary; and

                   (B) one or more Fed Member Securities
                   Accounts to which the Securities Intermediary through its agent will instruct the Fed to credit, in accordance with the Book-Entry Regulations, all Book-Entry Securities from time to time comprising the Deposited Assets.

              (vi) The Securities Intermediary hereby confirms and agrees that:

                   (A) it has not entered into, and until the termination of these Standard Terms will not enter into, any agreement with any other Person relating to any Certificate Account and/or any Financial Asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders (as defined in Section 8-102(a)(8) of the Uniform Commercial Code) of such other Person; and

                   (B) it has not entered into, and until the termination of these Standard Terms will not enter into, any agreement with the Depositor or the Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.8(b) hereof.

             (c) Regardless of any provision in any other agreement, for purposes of the Uniform Commercial Code, the State of New York shall be deemed to be the securities intermediary's jurisdiction (as defined in Section 8-110(e) of the Uniform Commercial Code) of the Securities Intermediary, and each Certificate Account (as well as any Security Entitlements related thereto) shall be governed by the laws of the State of New York.


                                  ARTICLE III

                          ADMINISTRATION OF EACH TRUST

         Section 3.1. Administration of each Trust. (a) The Trustee (and, to the extent required in the applicable Series Supplement, any Administrative Agent) shall administer the Underlying Securities for each given Trust for the benefit of the Certificateholders of the related Series. In engaging in such activities, the Trustee (or the Administrative Agent, if applicable) shall, subject to the provisions of Article VI hereof, follow or cause to be followed collection procedures in accordance with the terms of these Standard Terms and the applicable Series Supplement, the respective Underlying Securities and any applicable Credit Support Documents. With respect to each Trust, and subject only to the above-described standards and the terms of these Standard Terms, the related Series Supplement and the respective Underlying Securities and applicable Credit Support Documents, if any, the Trustee (or the Administrative Agent, if applicable) shall have full power and authority, acting alone or through Sub-Administrative Agents as provided in Section 3.2, to do or cause to be done any and all things in connection with such administration which it deems necessary to comply with the terms of these Standard Terms and the applicable Series Supplement.

             (b) Without limiting the generality of the terms of paragraph
(a) of this Section 3.1, with respect to any Series of Certificates, the Administrative Agent, if any, specified in the applicable Series Supplement shall be hereby authorized and empowered by the Depositor, when such Administrative Agent believes it appropriate in its reasonable judgment and when otherwise required by a Series Supplement, in its own name or in the name of a Sub-Administrative Agent, (i) to instruct the Trustee to make distributions or payments from the Certificate Account or any other Account for such Series, as set forth herein or in the related Series Supplement, and (ii) to the extent specified in the related Series Supplement, to execute and deliver, on behalf of the Certificateholders of such Series and the Trustee or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to any of the Underlying Securities relating to such Series.

             (c) The duties of the Trustee and the Administrative Agent, if any, shall be performed in accordance with applicable local, state and federal law, and the Trustee (or, if specified in the applicable Series Supplement, the Administrative Agent) shall make any and all filings, reports, notices or applications with, and seek any comments and authorizations from, the Commission and any State securities authority on behalf of the Trust for each Series. If the applicable Series Supplement appoints an Administrative Agent, the Trustee, in its capacity as Trustee, shall execute, at the direction of such Administrative Agent, any powers of attorney and other documents necessary or appropriate to enable the Administrative Agent to carry out any of its administrative duties hereunder; provided, however, that the Trustee, in its capacity as Trustee, shall not be accountable for the actions of the Administrative Agent or any Sub-Administrative Agents under such powers of attorney.

         Section 3.2. Sub-Administration Agreements Between Administrative Agent or Trustee and Sub-Administrative Agents. (a) Unless otherwise provided in a Series Supplement, an Administrative Agent specified in the applicable Series Supplement and the Trustee may enter into Sub-Administration Agreements with one or more Sub-Administrative Agents in order to delegate their administrative obligations with respect to a related Series under these Standard Terms to such Sub-Administrative Agents; provided, however, that (i) such delegation shall not release either such Administrative Agent or the Trustee, as applicable, from the duties, obligations, responsibilities or liabilities arising under these Standard Terms; (ii) the Rating Agency Condition shall have been satisfied with respect to the entering into of any such agreement and (iii) such agreements are consistent with the terms of these Standard Terms and, with respect to Certificates of any Series, the related Series Supplement. With respect to any Series (or Class within such Series) of Certificates, each Sub-Administration Agreement shall impose on the Sub-Administrative Agent requirements conforming to the provisions set forth in Section 3.1 and provide for administration of the related Trust and all or certain specified Underlying Securities for such Series consistent with the terms of these Standard Terms. Additional requirements relating to the scope and contents of any Sub-Administration Agreement may be provided in the applicable Series Supplement. Such Administrative Agent shall deliver to the Trustee and the Depositor copies of all Sub-Administration Agreements which it enters into, and any amendments or modifications thereof, promptly upon the Administrative Agent's execution and delivery of any such instruments. Under no circumstances shall an affiliate of an Underlying Securities Issuer be appointed as either an Administrative Agent or Sub-Administration Agent of a Trust in which Underlying Securities issued by such Underlying Securities Issuer are held as a Deposited Asset.

             (b) As part of its duties hereunder, an Administrative Agent specified in the applicable Series Supplement shall enforce the obligations of each Sub-Administrative Agent under any related Sub-Administration Agreement which it enters into and of the Deposited Asset Provider, if any, under any Deposited Asset Purchase Agreement, for the benefit of the Trustee and the Certificateholders of a given Series. Such enforcement, including the legal prosecution of claims, the termination of Sub-Administration Agreements or Deposited Asset Purchase

Agreements, as appropriate, and the institution of Proceedings and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Administrative Agent, in its good faith business judgment, deems necessary or advisable, subject in all cases to the provisions of Article VI hereof.

         Section 3.3. Successor Sub-Administrative Agents. An Administrative Agent specified in the applicable Series Supplement and the Trustee shall each be entitled to terminate any Sub-Administration Agreement which it enters into and the rights and obligations of any Sub-Administrative Agent under any Sub-Administration Agreement in accordance with the terms and conditions of any such Sub-Administration Agreement. In the event of a termination of any Sub-Administration Agreement, the Administrative Agent or the Trustee, as applicable, shall simultaneously reassume direct responsibility for all obligations delegated in such Sub-Administration Agreement without any act or deed on the part of the applicable Sub-Administrative Agent, the Trustee or the Administrative Agent, and the Administrative Agent or the Trustee, as applicable, either shall administer directly the related Underlying Securities or shall enter into a Sub-Administration Agreement with a successor Sub-Administrative Agent which so qualifies under Section 3.2.

         Section 3.4. Liability of the Administrative Agent. Notwithstanding any Sub-Administration Agreement or any of the provisions of these Standard Terms relating to agreements or arrangements between an Administrative Agent, if any, or the Trustee and a Sub-Administrative Agent or references to actions taken through a Sub-Administrative Agent or otherwise, the Administrative Agent, if any is specified in the applicable Series Supplement, or the Trustee, as applicable, shall remain obligated and primarily liable to the Trustee and the Certificateholders for the administering of the Trust and the Underlying Securities for each related Series of Certificates to the extent provided herein and in the related Series Supplement in accordance with the provisions of
Section 3.1 without diminution of such obligation or liability by virtue of any such Sub-Administration Agreements or arrangements or by virtue of indemnification from the Sub-Administrative Agent and to the same extent and under the same terms and conditions as if the Administrative Agent or the Trustee, as applicable, alone were administering the Underlying Securities, and the Administrative Agent or the Trustee, as applicable, shall not thereby be released from any duties or responsibilities set forth in these Standard Terms or the related Series Supplement. The Administrative Agent and the Trustee shall be entitled to enter into any agreement with a Sub-Administrative Agent for indemnification of the Administrative Agent or the Trustee by such Sub-Administrative Agent for any liability or obligation sustained by the Administrative Agent or the Trustee in connection with any act or failure to act by the Sub-Administrative Agent, and nothing contained in these Standard Terms shall be deemed to limit or modify such indemnification.

         Section 3.5. No Contractual Relationship Between Certain Sub-Administrative Agents and Trustee or Certificateholders. Any Sub-Administration Agreement between an Administrative Agent specified in the applicable Series Supplement and a Sub-Administrative Agent that may be entered into and any transactions or services relating to the Underlying Securities pursuant to such an agreement shall be deemed to be between the Sub-Administrative Agent and the Administrative Agent alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Administrative Agent except as set forth in Section 3.6. Except as set forth in

Section 3.6, the Administrative Agent shall be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the Administrative Agent's compensation pursuant to these Standard Terms is sufficient to pay such fees; provided, however, that if so provided in the applicable Series Supplement, a Sub-Administrative Agent shall be entitled to a Retained Interest in certain Underlying Securities as and to the extent specified in the Deposited Assets Schedule to such Series Supplement. Each such Sub-Administrative Agent shall be reimbursed by the Administrative Agent for expenditures made by such Sub-Administrative Agent to the same extent the Administrative Agent would be reimbursed for such expenditures pursuant to the terms of these Standard Terms.

         Section 3.6. Assumption or Termination of Sub-Administration Agreements by Trustee. Except as and to the extent otherwise provided in a Series Supplement, in the event an Administrative Agent specified in the applicable Series Supplement shall for any reason no longer be acting in such capacity with respect to any Series, the Trustee or its designee shall thereupon assume all the rights and obligations of the Administrative Agent under each Sub-Administration Agreement that the Administrative Agent may have entered into with respect to any Underlying Security or Assets related to such Series, provided that the Trustee may elect to terminate any such Sub-Administration Agreement in accordance with its terms. Except as otherwise provided in such a Series Supplement, the Trustee, its designee or any successor Administrative Agent shall be deemed to have assumed all the Administrative Agent's interest therein and to have replaced the Administrative Agent as a party to each Sub-Administration Agreement to the same extent as if each Sub-Administration Agreement had been assigned to the assuming party; provided, however, that the Administrative Agent shall not thereby be relieved of any liability or obligations under any Sub-Administration Agreement and provided further, that the Trustee shall in no event be obligated to make any Advances if it is prohibited by law or regulation from doing so or from obligating itself to do so. The Administrative Agent at its expense shall, upon request of the Trustee, deliver to such assuming party all documents and records relating to each Sub-Administration Agreement and the Underlying Securities then being administered by it and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Administration Agreements to the assuming party.

         Section 3.7. Collection of Certain Deposited Asset Payments. With respect to any Series or Class of Certificates, the Trustee (or the Administrative Agent if specified in the related Series Supplement) shall make reasonable efforts to collect all payments required to be made pursuant to the terms of the Deposited Assets or any related Credit Support Documents in a manner consistent with the terms of these Standard Terms, the related Series Supplement, such Deposited Assets and any related Credit Support Documents.

         Section 3.8. Collections by Sub-Administrative Agent. Unless otherwise provided in the applicable Series Supplement, in the event a Sub-Administrative Agent is administering one or more Underlying Securities pursuant to a Sub-Administration Agreement, the Sub-Administrative Agent shall be required to immediately direct the Trustee to deposit into an Eligible Account established by such Sub-Administrative Agent (a "Sub-Administration Account") any amounts collected with respect thereto, and not later than the Business Day after receipt thereof, all such amounts shall be deposited into the related Certificate Account.

         Section 3.9. Certificate Account. (a) For each Series, the Trustee shall establish and maintain one or more Eligible Accounts (each, a "Certificate Account"), held in trust for the benefit of the Certificateholders of such Series. The Trustee on behalf of such Certificateholders shall possess all right, title and interest in all funds on deposit from time to time in each Certificate Account and in all proceeds thereof. With respect to each Series of Certificates, the Certificate Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of the related Series and shall not relate to or be for the benefit of any other Series or Certificateholders. With respect to each Series of Certificates, the Trustee shall deposit or the Administrative Agent, if any, specified in the applicable Series Supplement shall direct the Trustee to deposit or cause to be deposited in the Certificate Account no later than the Business Day after receipt thereof all amounts collected with respect to the Deposited Assets, any Credit Support and all Liquidation Proceeds related to such Series including:

                      (i) all payments on account of principal of such Underlying Securities;

                     (ii) all payments on account of interest on such Underlying Securities;

                    (iii) all payments on account of premium (if any) on such Underlying Securities;

                     (iv) any payments in respect of any such Credit
         Support;

                      (v) any Advances made as required pursuant to Section
         4.3;

                     (vi) any payments in respect of any such Swap
         Agreement; and

                    (vii) any interest or investment income earned on funds deposited in the related Accounts.

         Unless otherwise specified in the applicable Series Supplement, it is understood and agreed that payments in the nature of prepayment or redemption penalties, late payment charges, default interest, reinvestment income or assumption fees which may be received by the Trustee or any Administrative Agent shall be deposited by the Trustee or the Administrative Agent, as applicable, in the Certificate Account and shall not be retained by the Trustee or the Administrative Agent for its own account.

         If, at any time, the Certificate Account for any Series ceases to be an Eligible Account, the Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is met) establish a new Certificate Account meeting the conditions specified above and transfer any cash and any investments on deposit in the Certificate Account to such new Certificate Account, and from the date such new Certificate Account is established, it shall be the Certificate Account for such Series.

             (b) The Trustee shall give notice to the Administrative Agent, if any, the Depositor and the Rating Agencies of the location of each Eligible Account constituting the Certificate Account and prior to any change thereof.

             (c) The Administrative Agent, if any, shall instruct the Trustee as to, or otherwise the Trustee shall determine, the appropriate application of Available Funds with respect to any Distribution Date for which application is to be made on any such Distribution Date in accordance with the terms of Section 4.1 and the related Series Supplement.

         Section 3.10. Investment of Funds in the Accounts. The Depositor (or, if so specified in the applicable Series Supplement, the Administrative Agent), on behalf of the Trust, may direct the Trustee to direct any depository institution maintaining the Certificate Account or the Reserve Account, if any, for the applicable Series and any other segregated Eligible Account the contents of which are held for the benefit of Certificateholders of such Series (each, an "Account") to invest the funds therein in one or more Permitted Investments bearing interest or sold at a discount, which shall be held to maturity unless payable on demand and which funds shall not be reinvested upon the maturity or demand for payment of such Permitted Investment. If the Depositor (or the Administrative Agent, if applicable) does not provide any investment directions to the Trustee, funds held in any Account will be invested in the Permitted Investments specified in clause (ii) of the definition thereof. Investments of such funds shall be invested in Permitted Investments that will mature so that such funds will be available for distribution on the Distribution Date on which such amounts are to be applied as distributions to Certificateholders. In the event amounts on deposit in an Account are at any time invested in a Permitted Investment payable on demand, the Securities Intermediary, on behalf of the Trust and the Trustee, shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand same day payment of all amounts due thereunder upon a determination by the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in any Account.

         It is the intent of the Trustee, any Administrative Agent, the Securities Intermediary and the Depositor that each Account shall be a securities account of the Trustee and not an account of the Depositor or the Administrative Agent. Each Permitted Investment that constitutes investment property shall be held by the Trustee through a securities intermediary, which securities intermediary shall agree with the Trustee that (A) such investment property at all times shall be credited to a securities account of the Trustee,
(B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other Person, (E) such securities intermediary shall not agree with any Person other than the Trustee to comply with entitlement orders originated by any Person other than the Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Trustee), (G) such agreement between such securities intermediary and the Trustee shall be governed by the laws of the State of New York, (H) the securities intermediary shall agree that for purposes of the Uniform Commercial Code, the State of New York shall be deemed to be the securities intermediary's jurisdiction (as defined in Section 8-110(e) of the Uniform Commercial Code) of such securities intermediary and (I) the securities intermediary and the Trustee shall agree that the related Account (as well as any Security Entitlements related thereto) shall be governed by the laws of the State of New York. Each Permitted Investment that does not constitute investment property shall be held by the Trustee in the State of New York. Each term used in the preceding two sentences and defined in the Uniform Commercial Code shall have the meaning set forth in the Uniform Commercial Code.

         Section 3.11. Maintenance of Credit Support. On the applicable Closing Date, the Trustee or, if so specified in the applicable Series Supplement, the Depositor or the Administrative Agent, shall, to the extent specified in the applicable Series Supplement, establish and maintain, or enter into, as applicable, in the name of the Trustee, either as a part of the related Trust or outside it, for the benefit of the Certificateholders of the related Series, the Credit Support specified in the applicable Series Supplement. To the extent specified in the applicable Series Supplement, the Depositor or the Administrative Agent, as the case may be, will make or cause to be made any initial deposit to the Certificate Account or any Reserve Account for the related Series as of the Closing Date. Unless the Series Supplement for a given Series provides otherwise, if a Reserve Account exists for such Series, collections with respect to the Underlying Securities for such Series not distributed to the Certificateholders of such Series shall be deposited in the Reserve Account. The Reserve Account, if any, will not be a part of or otherwise includible in the Trust but will be held for the benefit of the Certificateholders.

         Amounts on deposit in the Reserve Account and amounts available pursuant to any other Credit Support for such Series shall be applied by the Trustee to make distributions of principal of and premium (if any) and interest on the Certificates of such Series as required pursuant to Section 4.1 and the applicable Series Supplement to the extent that funds are not otherwise available for such purpose. If specified in such Series Supplement, immediately after each Distribution Date, amounts on deposit in the Reserve Account for such Series in excess of a specified amount shall be paid to the Person so specified in such Series Supplement.

         Section 3.12. Realization Upon Defaulted Deposited Assets.  (a) If:

                      (i) default is made in the payment of any installment of interest on any Underlying Security when the same becomes due and payable, and such default continues unremedied for the period specified in the indenture or other authorizing document for such Underlying Security (or, if no such period is specified, three days) after receipt by the Underlying Securities Issuer of notice thereof from the Trustee or receipt by the Underlying Securities Issuer and the Trustee of notice thereof from the holders of Outstanding Certificates representing at least 25% of the Voting Rights; or

                     (ii) default is made in the payment of the principal of or any installment of the principal of any Underlying Security when the same becomes due and payable, and such default continues unremedied for the period specified in the indenture or other authorizing document for such Underlying Security (or, if no such period is specified, three
         (3) days) after receipt by the Underlying Securities Issuer of notice thereof from the Trustee or receipt by the Underlying Securities Issuer and the Trustee of notice thereof from the holders of Outstanding Certificates representing at least 25% of the Voting Rights;

and the Underlying Securities Issuer shall, upon demand of the Trustee, fail to pay forthwith to the Trustee, for the benefit of the Certificateholders, the whole amount then due and payable on such Underlying Securities for principal and interest, with interest upon the overdue principal, at the rate borne by the Underlying Securities and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, to the extent permitted by law (such event, an "Issuer Payment Default"), then the Trustee, in its own name and as trustee of an express trust, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Trustee, shall institute a Proceeding for the collection of the sums so due and unpaid, and shall prosecute such Proceeding to judgment or final decree or settlement, and shall enforce the same against the Underlying Securities Issuer or other obligor upon the Underlying Securities and collect in the manner provided by law out of the property of the Underlying Securities Issuer or other obligor upon the Underlying Securities wherever situated, the moneys adjudged or decreed to be payable, unless otherwise directed by Certificateholders of the Required Percentage-Direction of the Trustee. In connection therewith, the Trustee shall use its best reasonable efforts in accordance with such normal and customary procedures it shall deem necessary or advisable, and shall have the power and authority, acting alone, to do any and all things in connection therewith and the administration of the Trust as it may deem necessary or advisable.

             (b) In the event that the Trustee receives money or other property in respect of the Underlying Securities or other Deposited Assets (other than a scheduled interest or principal payment or the payment of any redemption premium on or with respect to the earlier redemption of the Underlying Securities) as a result of a payment default on the Underlying Securities or other Deposited Assets or actual notice that such moneys or other property will be paid to the Trustee, the Trustee shall promptly give notice (as provided in Section 11.5 hereof) to the Depositary or, if the Certificates are not then held by the Depositary, directly to the holders of the Certificates then outstanding and unpaid. Such notice shall state that, not later than thirty
(30) days after the receipt of such moneys or other property, the Trustee shall allocate and distribute such moneys or other property to the holders of the Outstanding Certificates then unpaid, pro rata between each Class of Certificates by Allocation Ratio, as applicable, of each class of Outstanding Certificates, together with accrued interest to the date of distribution, if applicable. Property received, other than cash, shall be liquidated by the Trustee in a commercially reasonable manner and the proceeds thereof, after deduction of all reasonable costs of such liquidation, distributed in cash, only to the extent necessary to avoid distribution of fractional securities.

             (c) The Trustee (or, if and under the circumstances specified in the applicable Series Supplement, the Administrative Agent), on behalf of the Certificateholders, shall assert claims under each applicable Credit Support Document, and shall take such reasonable steps, in addition to those described in Section 3.12(a), as are necessary to receive payment or to permit recovery thereunder with respect to any defaulted Underlying Securities or other Deposited Assets, subject in all cases to the provisions of Article VI hereof in the case of the Administrative Agent and Article VIII hereof in the case of the Trustee.

             (d) Unless otherwise provided in a Series Supplement, if the Administrative Agent or the Trustee, as applicable, is unable to obtain full recovery in respect of a defaulted Underlying Security or other Deposited Asset and any related Credit Support Document pursuant to Section 3.12(c), the Administrative Agent or the Trustee, as applicable, shall follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon such defaulted Underlying Security or other Deposited Asset and such Credit Support Document, subject in all cases to the provisions of Article VI hereof in the case of the Administrative Agent and Article VIII hereof in the case of the Trustee.

         Section 3.13. [Intentionally Omitted].

         Section 3.14. Administrative Agent's Compensation and Reimbursement.
(a) As compensation for its activities, the Administrative Agent, if any, specified in the applicable Series Supplement shall be entitled to the Administrative Fee, which shall be paid on the dates, in the amounts, under the circumstances and in the manner specified in the applicable Series Supplement.

             (b) If, and only to the extent, provided in a Series Supplement, the Administrative Agent, if any, shall be required to pay from its compensation hereunder or otherwise all expenses incurred in connection with the Trust for the related Series and its administration of the Underlying Securities for the related Series, including payment of the fees and disbursements of the Trustee (including the reasonable fees and expenses of its counsel and Independent accountants allocable to such Series), payment of expenses incurred in connection with distributions and reports to Certificateholders of such Series, payment of premiums on Credit Support Documents related to such Series and other expenses specified in such Series Supplement; provided, however, that neither the Administrative Agent, if any, nor the Trustee will be responsible for any federal, state, local or foreign income and franchise taxes, if any, and any interest or penalties with respect thereto, assessed on the Trust for such Series.

         Section 3.15. Statement as to Compliance. An Administrative Agent appointed pursuant to the applicable Series Supplement, if any, will deliver to the Trustee, the Depositor and the Rating Agencies not later than 90 days following the end of each fiscal year of the Administrative Agent an Officer's Certificate executed by two of its Authorized Officers stating, as to each signatory thereof, that (i) a review of the activities of the Administrative Agent during the preceding year and of performance under these Standard Terms has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Administrative Agent has fulfilled all its obligations under these Standard Terms throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement received by the Trustee shall be provided by the Trustee to any Certificateholder upon request at the Certificateholder's expense.

         Section 3.16. Independent Public Accountants' Administration Report. Unless otherwise specified in the Series Supplement, within four months from the end of each 12-month period beginning with the period specified in the Series Supplement for a given Series of Certificates, either the Administrative Agent, if any, specified in the Series Supplement, or otherwise the Trustee, shall cause a firm of nationally recognized Independent public accountants (who may also render other services to the Administrative Agent, if any, the Trustee or the Depositor) to furnish a report addressed to the Trustee, the Depositor, the Rating Agencies and each Credit Support Provider for such Series, if any, to the effect that such firm has examined certain documents and records relating to the administration of the Underlying Securities and related Credit Support deposited in or held by the applicable Trust during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to the date specified in the applicable Series Supplement), which report should enable the recipients thereof to determine whether such administration was conducted in accordance with the terms of these Standard Terms and the related Series Supplement. Such report shall identify any exceptions found during the examination. Notwithstanding anything to the contrary in this Section 3.16, the Administrative Agent, if any, or the Trustee, in its sole discretion, may deliver, in lieu of the accountants' report referred to above in this Section 3.16, the attestation report of a registered public accounting firm that would be required to be filed in respect of the Trust under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust.

         Copies of such report received by the Trustee shall be provided by the Trustee to any Certificateholder of such Series upon written request without charge to the requesting Certificateholder.

         The firm of Independent public accountants shall be entitled to compensation in consideration for its duties hereunder in the manner specified in the applicable Series Supplement.

         Section 3.17. Access to Certain Documentation. The Trustee and the Administrative Agent, if any, shall provide to any federal, state or local regulatory authority that may exercise authority over any Certificateholder access to the documentation regarding the Underlying Securities required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Trustee and the Administrative Agent, if any, designated by each of them. In addition, access to the documentation regarding the Deposited Assets related to a given Series (or Class within such Series) will be provided to any Certificateholder of such Series (or Class) upon reasonable request during normal business hours at the offices of the Trustee and the Administrative Agent, if any, designated by each of them at the expense of the Certificateholder requesting such access.

         Section 3.18. Duties of the Administrative Agent. Notwithstanding any other provision of these Standard Terms, with respect to any Series, the applicable Series Supplement may provide that any Administrative Agent appointed pursuant to such Series Supplement shall have no rights and no duties, obligations or liabilities except as provided in such Series Supplement and herein.

         Section 3.19. Depositor to Furnish Names and Addresses of Certificateholders to Trustee. The Depositor shall furnish or cause to be furnished to the Trustee not more than five days before each Distribution Date, and at such other times as the Trustee may request in writing, a list, in such form as the Trustee may reasonably require, to the extent such information is in the possession or control of the Depositor or any of its paying agents, of the Certificateholders as of the close of business on the applicable record date of the Underlying Securities; provided, however, that so long as the Trustee maintains the Certificate Register, no such list shall be required to be furnished.

         Section 3.20. Preservation of Information, Communications to Certificateholders.

             (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Certificateholders contained in the most recent list furnished to the Trustee as provided in
Section 3.19 and the names and addresses of Certificateholders received by the Trustee in its capacity as Certificate registrar. The Trustee may destroy any list furnished to it as provided in such Section 3.19 upon receipt of a new list so furnished.

             (b) Certificateholders shall have the right to communicate pursuant to TIA Section 312(b) with other Certificateholders with respect to their rights under these Standard Terms or under the Certificates.

             (c) The Depositor, the Trustee and the Certificate registrar shall have the protection of TIA Section 312(c).

         Section 3.21. Reports by Trustee. If required by TIA Section 313(a), within 60 days after December 31 of each year, the Trustee shall mail to (i) each Certificateholder as required by TIA Section 313(c) and (ii) the Depositor, a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b). A copy of any report delivered pursuant to this Section 3.21 shall, at the time of its mailing to Certificateholders and the Depositor, be filed by the Trustee with the Commission and each stock exchange, if any, on which the Certificates are listed. The Depositor shall notify the Trustee if and when the Certificates are listed on any stock exchange.


                                   ARTICLE IV

                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

         Section 4.1. Distributions. On each Distribution Date for a given Series of Certificates, the Trustee shall apply funds in the Certificate Account for such Series in the manner and priority set forth in the Series Supplement for such Series. Notwithstanding any other provisions in these Standard Terms, the right of the any Certificateholder to receive any such distributions in the manner and priority set forth in the Series Supplement for such Series and to institute suit for the enforcement of any such payment on or after the date such payment is payable, shall not be impaired without the consent of such Certificateholder.

         Section 4.2. Reports to Certificateholders. Unless otherwise specified in the applicable Series Supplement, on the next Business Day following each such Distribution Date the Trustee or the Administrative Agent, if any, as specified in such Series Supplement, shall forward or cause to be forwarded to the Depositor, each Certificateholder of such Series and such other Persons as may be specified in such Series Supplement, a statement setting forth:

                      (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Underlying Securities, the Swap Receipt Amount, if any, and Swap Termination Amounts, if any;

                     (ii) the amount of the distribution on such Distribution Date to Certificateholders of each Class of such Series allocable to principal of and premium, if any, and interest on the Certificates of each such Class; and the amount of aggregate unpaid interest accrued as of such Distribution Date;

                     (iii) the Swap Distribution Amount, if any, and the Swap Termination Amount, if any, for such date;

                      (iv) in the case of each Class of Floating Rate Certificates of such Series, the respective Floating Pass Through Rate applicable to each such Class on such Distribution Date, as calculated in accordance with the method specified in such Certificates and the related Series Supplement;

                       (v) the amount of compensation received by the Trustee and any Administrative Agent and such other customary information as the Trustee or Administrative Agent, as applicable, deems necessary or desirable, or that any such Certificateholder reasonably requests, to enable such Certificateholder to prepare its tax returns;

                      (vi) if the Series Supplement provides for Advances, the aggregate amount of Advances, if any, included in such distribution, and the aggregate amount of unreimbursed Advances, if any, at the close of business on such Distribution Date;

                     (vii) the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series and the current interest rate or rates thereon at the close of business on such Distribution Date;

                    (viii) the aggregate Certificate Principal Amount (or Notional Amount, if applicable) of each Class of such Series at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Amount or Notional Amount due to the allocation of any Realized Losses on such Distribution Date or otherwise; and

                      (ix) as to any Series (or any Class within such Series) for which Credit Support has been obtained, the amount or notional amount of coverage of each element of Credit Support (and rating, if any, thereof) included therein as of the close of business on such Distribution Date.

In the case of information furnished pursuant to subclauses (ii) and (iv) above, the amounts shall be expressed as a Dollar amount (or the equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during each such calendar year was a Certificateholder a statement containing the information set forth in subclauses (ii) and (iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and the Treasury Regulations as are from time to time in effect. The Trustee shall supply to Certificateholders who so request all materials received by the Trustee from the Underlying Securities Issuer.

         Section 4.3. Advances. (a) Unless otherwise specified in the applicable Series Supplement, neither the Trustee nor an Administrative Agent appointed pursuant to the Series Supplement shall have any obligation to make Advances (as defined below) with respect to collections on the Deposited Assets or in favor of the holders of any Series (or Class within such Series) of Certificates. However, as and to the extent provided in the Series Supplement for a given Series, and subject to the terms of paragraphs (b) and (c) of this Section 4.3, on or prior to each Distribution Date, the Trustee or such Administrative Agent shall advance or cause to be advanced in immediately available funds to the Trustee for deposit in the Certificate Account for such Series an advance (each, an "Advance") in an amount equal, unless otherwise specified in the related Series Supplement, to the aggregate of distributions of principal, premium (if any) and interest (exclusive of any related administrative expenses and fees) due with respect to the Deposited Assets for such Series (or Class) during the related Collection Period, to the extent remaining unpaid at the time of such Advance. In satisfaction of its obligation to make such Advances, the Administrative Agent or the Trustee, as applicable, shall make such Advances from either (i) its own funds or (ii) funds with respect to the Underlying Securities for such Series or Class on deposit in the Certificate Account for such Series, if any, that do not constitute Available Funds with respect to such Distribution Date; provided, however, that, to the extent the Administrative Agent or the Trustee shall have made Advances from funds on deposit in the applicable Certificate Account, the Administrative Agent or the Trustee, as applicable, shall immediately deposit funds equal to the aggregate amount of such Advances into such Certificate Account on any subsequent Distribution Date to the extent that amounts on deposit in such Certificate Account on such Distribution Date are less than the amount of distributions required to be made on such Distribution Date pursuant to Section 4.1 and the related Series Supplement. The Administrative Agent or the Trustee, as applicable, may recover Advances from late collections received by the Trustee on the applicable Deposited Assets, proceeds from any applicable Credit Support, if any, and Liquidation Proceeds with respect to the Underlying Securities for such Series or Class, as specified in the related Series Supplement, as to which any such unreimbursed Advance was made.

              (b) Notwithstanding any provision herein to the contrary, no Advance shall be required to be made hereunder if the Administrative Agent or the Trustee, as the case may be, makes a good faith determination that it will be unable to recover such Advance from Related Proceeds. It is further understood and agreed that the Administrative Agent or the Trustee, as the case may be, shall not be obligated to make any Advances in respect of reductions in the amount of collections on the Underlying Securities due to bankruptcy proceedings with respect to the Underlying Securities or the obligors thereof.

              (c) Notwithstanding any provision herein to the contrary, unless otherwise provided in the Series Supplement for a given Series, any Advances made in respect of any Underlying Securities related to such Series (or Class within such Series) that are subsequently deemed by the Administrative Agent to be nonrecoverable from Related Proceeds may be reimbursed to the Administrative Agent through the application of amounts on deposit in the Certificate Account for such Series allocable to any of such Deposited Assets prior to the distributions of interest, premium (if any) and principal with respect to the Certificates of such Series or Class.

         Section 4.4. Compliance with Withholding Requirements. If any withholding tax is imposed on the payment (or allocations of income) to any Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder. The Trustee is hereby authorized and directed to retain from amounts otherwise distributable to any Certificateholder sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings), or that the Trustee may otherwise determine it is obligated to withhold under applicable law or regulation. The amount of any withholding tax imposed with respect to any Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trustee and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Trustee may in its sole discretion withhold such amounts in accordance with this Section 4.4. If any Certificateholder wishes to apply for a refund of any such withholding tax, the Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Trustee for any out-of-pocket expenses incurred. The Trustee shall use reasonable efforts to give notice to each Certificateholder of any such withholding requirement at least 10 days prior to the date of the payment from which amounts are required to be withheld.

         Section 4.5. Optional Exchange. (a) The terms and conditions, if any, upon which Certificates of any Series (or Class within such Series) may be exchanged for a pro rata portion of the Underlying Securities of the related Trust will be specified in the related Series Supplement; provided that any right of exchange shall be exercisable only to the extent that the Depositor provides upon the Trustee's request an Opinion of Counsel that (i) such exchange would not be inconsistent with the Depositor's and the Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 (or other applicable rule or exemption) under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder and (ii) such exchange would not cause the Trust to be taxable as a corporation for federal income tax purposes. Such terms may relate to, but are not limited to, the following:

                               (1) a requirement that the exchanging
                  Certificateholder tender to the Trustee Certificates of each Class within such Series;

                               (2) a minimum Certificate Principal Amount
                  or Notional Amount, as applicable, with respect to Certificates being tendered for exchange by a single Certificateholder;

                               (3) a requirement that the Certificate
                  Principal Amount or Notional Amount, as applicable, of each Certificate tendered for exchange be an integral multiple of an amount specified in such Series Supplement;

                               (4) specified dates during which a
                  Certificateholder may effect such an exchange (each, an "Optional Exchange Date");

                               (5) limitations on the right of an
                  exchanging Certificateholder to receive any benefit upon exchange from any Credit Support or Underlying Securities which are not debt securities;

                               (6) adjustments to the value of the proceeds
                  of any exchange based upon required prepayment of future expense allocations and if provided for in the applicable Series Supplement the establishment of a reserve for any anticipated Extraordinary Trust Expenses;

                               (7) a requirement that a Class of Certificates
                  to be exchanged has been held by the exchanging
                  Certificateholder for a minimum of six months; and

                               (8) a requirement that no more than 5% of
                  the initial Certificate Principal Amount of the Certificates and Call Warrants, if any, can be exchanged by a Certificateholder on an Optional Exchange Date, provided, however, that a Certificateholder may exchange all of the Certificates and the Call Warrants with respect to the Underlying Securities held by such Trust, if any, on any date.

                  (b) Unless otherwise provided in the applicable Series Supplement, no Certificate may be exchanged pursuant to the preceding paragraph unless the Trustee has received at least 20 days but not more than 30 days prior to an Optional Exchange Date in accordance with delivery instructions specified in the applicable Series Supplement (i) such Certificates with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Certificateholders, the Certificate Principal Amount or Notional Amount of the Certificates to be exchanged and the Certificate numbers or a description of the tenor and the terms of such Certificates, a statement that the option to elect exchange is being exercised thereby and an assurance that the Certificates to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Certificates duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Certificates and forms duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the Certificateholder thereof for exchange shall be irrevocable. Unless otherwise provided in the applicable Series

Supplement, the exchange option may be exercised pursuant to this Section by the holder of a Certificate for less than the Certificate Principal Amount or Notional Amount of such Certificate as long as the Certificate Principal Amount or Notional Amount remaining Outstanding after such exchange is an authorized denomination and all other exchange requirements set forth in the related Series Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Amount or Notional Amount thereof shall be issued (which, in the case of any Certificate, shall be in the name of the holder of such exchanged Certificate).

             (c) Upon the completion of any such Optional Exchange, the Trustee shall give prompt written notice thereof to the Rating Agencies.


                                    ARTICLE V

                                THE CERTIFICATES

         Section 5.1. The Certificates. The Certificates of any Series (or Class within such Series) will be issued in fully registered form as Certificates and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Series Supplement. The aggregate Certificate Principal Amount or Notional Amount of Certificates which may be authenticated and delivered under these Standard Terms is unlimited.

         The Certificates may be issued in one or more Series, each of which Series may be issued in one or more Classes, with such further particular designations added or incorporated in such title for the Certificates of any particular Series or Class within such Series as the Depositor may determine. Each Certificate shall bear upon its face the designation so selected for the Series and Class to which it belongs. All Certificates of the same Series and Class shall be identical in all respects except for the denominations thereof. All Certificates of all Classes within any one Series at any time Outstanding shall be identical except for differences among the Certificates of the different Classes within such Series specified in the applicable Series Supplement. Except as otherwise provided in a Series Supplement, all Certificates of a particular Series (and all Classes within such Series) issued under these Standard Terms shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of these Standard Terms.

         Each Series (and all Classes within such Series) of Certificates shall be created by a Series Supplement authorized by the Depositor and establishing the terms and provisions of such Series. The several Series may differ as between Series and any Class may vary as between the other Classes within any given Series in respect of any of the following matters:

                               (1) the title of such Series and
                  Certificates;

                               (2) designation of such Series and Class;

                               (3) the dates on which or periods during
                  which the Certificates of such Series and Class may be issued and the offering price thereof;

                               (4) the number of Classes, the maximum
                  Certificate Principal Amount or Notional Amount of Certificates of each Class that may be issued and any priorities or subordination among Classes of a Series with respect to distributions from the Trust;

                               (5) for each Class of Certificates, the Pass
                  Through Rate and, in the case of each Class of Floating Rate Certificates, the method for calculating such Pass Through Rate;

                               (6) the terms of the Letter of Credit, if
                  any, or of the Surety Bond, if any, or of any other Credit Support for the benefit of the Certificateholders of such Series or Class or group of Classes;

                               (7) the places, if any, in addition to or
                  instead of the Corporate Trust Office of the Trustee (in the case of Certificates), where the principal of (and premium, if any) and interest on Certificates of such Series and Class shall be distributable;

                               (8) the authorized denominations (if other
                  than $[     ] and integral multiples of $1,000 in excess
                  thereof) with respect to such Series or Class;

                               (9) the Collection Periods, the Distribution
                  Dates and the Scheduled Final Distribution Dates for such Series and Class;

                              (10) the types of Underlying Securities that
                  will be included in the Trust for such Series and the manner and priorities of allocating distributions with respect to collections of principal (and premium, if any) and interest payments allocable to such Underlying Securities among Certificateholders of different Classes (including whether the Certificates of any such Class are to be entitled to receive principal distributions with disproportionate, nominal or no interest distributions, or interest distributions with disproportionate, nominal or no principal distributions, and, in each case, the applicable terms thereof);

                               (11) the amount, if any, to be deposited on the
                  Closing Date in the Certificate Account for such Series;

                               (12) the manner in which the Reserve Account, if
                  any, is to be funded, the amount, if any, to be deposited therein on the Closing Date and the Requisite Reserve Amount, if any, for such Series or Class;

                               (13) the provisions, if any, for the optional
                  exchange of the Certificates of such Series by the Certificateholders of such Series and the periods within which or the dates on which, and the terms and conditions on which, such Certificates may be exchanged in whole or in part for a pro rata portion of the Underlying Securities related to such Series;

                               (14) whether the Certificates of such Series
                  or Class or any of the Underlying Securities are callable or subject to early redemption;

                               (15) whether the Certificates of such Series
                  or Class are to be issued as Discount Certificates and the amount of discount with which such Certificates may be issued;

                               (16) whether the Certificates of such Series
                  or Class are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the individual Definitive Certificates represented thereby;

                               (17) if a temporary Certificate is to be
                  issued with respect to such Series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a permanent Certificate of such Series or Class will be credited to the account of the persons entitled thereto on such Distribution Date;

                               (18) if a temporary Global Security is to be
                  issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a permanent Global Security or for individual Definitive Certificates of such Series or Class and the terms upon which beneficial interests in a permanent Global Security, if any, may be exchanged for individual Definitive Certificates of such Series or Class;

                               (19) if other than Dollars, the Currency in
                  which Certificates of such Series or Class shall be denominated or in which distributions of the principal of (and premium, if any) and interest on such Certificates may be made and any other terms concerning such payment;

                               (20) if the principal of (and premium, if
                  any) or interest on Certificates of such Series or Class are to be distributable, at the election of the Depositor or a Certificateholder thereof, in a Currency other than that in which such Certificates are denominated or distributable without such election, the periods within which and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the Currency in which such Certificates are denominated or distributable without such election and the Currency in which such Certificates are to be distributed if such election is made;

                               (21) any additional Administrative Agent
                  Termination Events or representations, warranties or covenants provided for with respect to Certificates of such Series;

                               (22) all applicable Required Percentages and
                  Voting Rights relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Depositor or the Administrative Agent, if any, or the Trustee;

                               (23) provisions with respect to the terms
                  for which the definitions set forth in Article I permit or require further specification in the related Series Supplement, including:

                                    (a)     "Accounting Date";
                                    (b)     "Accreted Amount";
                                    (c)     "Administrative Agent";
                                    (d)     "Administrative Fee";
                                    (e)     "Available Funds";
                                    (f)     "Basic Documents";
                                    (g)     "Calculation Agent";
                                    (h)     "Call Premium Percentage";
                                    (i)     "Closing Date";
                                    (j)     "Collection Period";
                                    (k)     "Corporate Trust Office";
                                    (l)     "Credit Support";
                                    (m)     "Credit Support Document";
                                    (n)     "Credit Support Provider";
                                    (o)     "Cut-off Date";
                                    (p)     "Depositary";
                                    (q)     "Depositary Agreement"
                                    (r)     "Deposited Asset Provider";
                                    (s)     "Deposited Asset Purchase
                                             Agreement";
                                    (t)     "Deposited Assets";
                                    (u)     "Deposited Assets Schedule";
                                    (v)     "Discount Certificates";
                                    (w)     "Distribution Date";
                                    (x)     "Event of Default";
                                    (y)     "Extraordinary Trust Expense";
                                    (z)     "Final Scheduled Distribution Date";
                                    (aa)    "Fixed Pass Through Rate";
                                    (bb)    "Floating Pass Through Rate";
                                    (cc)    "Floating Rate Certificate";
                                    (dd)    "Global Securities";
                                    (ee)    "Guaranteed Investment Contract";
                                    (ff)    "Letter of Credit";
                                    (gg)    "Limited Guarantor";
                                    (hh)    "Limited Guaranty";
                                    (ii)    "Notional Amount";
                                    (jj)    "Optional Exchange Date";
                                    (kk)    "Pass Through Rate";
                                    (ll)    "Permitted Investments";

                                    (mm)    "Place of Distribution";
                                    (nn)    "Purchase Price";
                                    (oo)    "Qualified Substitute Deposited
                                             Asset";
                                    (pp)    "Rating Agencies";
                                    (qq)    "Rating Agency Condition";
                                    (rr)    "Record Date";
                                    (ss)    "Required Interest";
                                    (tt)    "Required Premium";
                                    (uu)    "Required Principal";
                                    (vv)    "Required Percentage";
                                    (ww)    "Required Rating";
                                    (xx)    "Requisite Reserve Amount";
                                    (yy)    "Retained Interest";
                                    (zz)    "Scheduled Final Distribution Date";
                                    (aaa)   "Securities Intermediary";
                                    (bbb)   "Specified Currency";
                                    (ccc)   "Surety Bond";
                                    (ddd)   "Trust";
                                    (eee)   "Trustee";
                                    (fff)   "Trust Termination Event";
                                    (ggg)   "Underlying Securities";
                                    (hhh)   "Underlying Securities Issuer"; and
                                    (iii)   "Voting Rights";

                               (24) rights and remedies provided to any
                  Credit Support Provider with respect to all or a portion of the Trust for such Series or Class;

                               (25) any restrictions on the sale and
                  transfer of the Certificates, including restrictions arising out of the Employee Retirement Income Security Act of 1974, as amended, or the Code and Treasury Regulations; and

                               (26) any other provisions expressing or
                  referring to the terms and conditions upon which the Certificates of such Series or Class are to be issued under these Standard Terms that do not prevent such Certificates from receiving the Required Rating.

         In the absence of any specification pursuant to this Section 5.1 with respect to Certificates of any Series, the Certificates of such Series shall be issuable only as Certificates in denominations of $[ ] and in integral multiples thereof and shall be payable only in Dollars.

         A different Trustee and an Administrative Agent may be appointed by the Depositor for each Series of Certificates prior to the issuance of such Series provided that the Rating Agency Condition is met. If the initial Trustee is to be other than U.S. Bank Trust National Association, or there is to be an Administrative Agent, then such Series Supplement shall provide for the appointment of such Trustee or such Administrative Agent or both, as applicable, of such Series and shall add or change any of the provisions of these Standard Terms as shall be necessary to provide for or facilitate the administration of the trusts hereunder and of the Underlying

Securities; it being understood that nothing contained herein or in such Series Supplement shall constitute the Trustees for different Series as co-trustees for the same Series or the administrative agents for different Series as co-administrative agents for the same Series, and that each Trustee shall be a trustee of a trust or trusts separate and apart from any trust or trusts hereunder of any other Trustee, and that each Administrative Agent shall be an administrative agent of a Trust separate and apart from any other Trust. Upon final appointment of any new Trustee or Administrative Agent, the Trustee shall provide a notice of such appointment to the Rating Agencies not later than 15 days following such appointment.

         Section 5.2. Execution, Authentication and Delivery. (a) The Certificates shall be executed by the Depositor by its President, its Treasurer, one of its Vice Presidents, or its Bank Account Officer. The signature of any of these officers may be manual or facsimile. Certificates bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Depositor shall be binding, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

             (b) Each Certificate shall be dated as of the later of the date specified in the related Series Supplement and the date of its authentication.

             (c) No Certificate shall be entitled to any benefit under these Standard Terms or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in one of the forms provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of these Standard Terms.

         Section 5.3. Temporary Certificates. Pending the preparation of Definitive Certificates of any Series (or Class within such Series), the Depositor may execute, and upon receipt of a Depositor Order, the Trustee shall authenticate and deliver temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as may be authorized by such Depositor Order. Any such temporary Certificate may be in global form, representing all or a portion of the Outstanding Certificates of such Series or Class. Every such temporary Certificate shall be executed by the Depositor and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Certificate or Definitive Certificates in lieu of which it is issued.

         If temporary Certificates of any Series (or Class within such Series) are issued, the Depositor will cause Definitive Certificates of such Series or Class to be prepared without unreasonable delay and (a) after the preparation of Definitive Certificates of such Series or Class, the temporary Certificates of such Series or Class shall be exchangeable for Definitive Certificates of such Series or Class upon surrender of the temporary Certificates of such Series or Class at the office of the Trustee in a Place of Distribution for such Series or Class, without charge to the Certificateholder, except as provided in Section 5.4 in connection with a transfer and (b) upon surrender for cancellation of any one or more temporary Certificates of any Series or Class within such Series the Depositor shall execute and the Trustee shall authenticate and deliver in exchange therefor Definitive Certificates with a like Certificate Principal Amount or Notional Amount, as applicable, of the same Series (or Class within such Series) of authorized denominations and of like tenor. Until so exchanged, temporary Certificates of any Series (or Class within such Series) shall in all respects be entitled to the same benefits under these Standard Terms as Definitive Certificates of such Series or Class, except as otherwise specified in the applicable Series Supplement with respect to the payment of interest on Global Securities in temporary form.

         Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Definitive Certificates represented thereby pursuant to this Section 5.3 or Section 5.4, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the aggregate Certificate Principal Amount or Notional Amount, as applicable, evidenced thereby, whereupon the aggregate Certificate Principal Amount or Notional Amount, as applicable, of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

         Section 5.4. Registration; Registration of Transfer and Exchange. The Trustee shall cause to be kept a register for each Series of Certificates (the registers maintained in such office and in any other office or agency of the Trustee in a Place of Distribution being herein sometimes collectively referred to as the "Certificate Register") in which a transfer agent and registrar (which may be the Trustee) (the "Certificate Registrar") shall provide for the registration of Certificates and the registration of transfers and exchanges of Certificates. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided; provided, however, that the Trustee may appoint one or more co-Certificate Registrars. Upon any resignation of any Certificate Registrar, the Depositor shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Certificate Registrar.

         If a Person other than the Trustee is appointed by the Depositor as Certificate Registrar, the Depositor will give the Trustee prompt written notice of the appointment of a Certificate Registrar and of the location, and any change in the location, of the Certificate Register, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Certificate Registrar by an Authorized Officer thereof as to the names and addresses of the Certificateholders and the principal amounts and numbers of such Certificates.

         Upon surrender for registration of transfer of any Certificate of any Series (or Class within such Series) at the office or agency of the Trustee, if the requirements of Section 8-401(1) of the Uniform Commercial Code are met to the Depositor's satisfaction, the Depositor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, of a like Series, Class and aggregate Certificate Principal Amount or Notional Amount, as applicable.

         Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Certificates represented thereby, a Global Security representing all or a portion of the Certificates of a Series (or Class within such Series) may not be transferred except as a whole by the Depositary for such Series or Class to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or Class or a nominee of such successor Depositary.

         At the option of the Certificateholder, Certificates of any Series (or Class within such Series) (other than a Global Security, except as set forth below) may be exchanged for other Certificates of the same Series or Class of any authorized denomination or denominations of like tenor and aggregate Certificate Principal Amount or Notional Amount, as applicable, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose.

         Whenever any Certificates are so surrendered for exchange, the Depositor shall execute and the Trustee shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.

         If at any time the Depositary for the Certificates of a Series (or Class within such Series) notifies the Depositor that it is unwilling or unable to continue as Depositary for the Certificates of such Series or Class or if at any time the Depositary for the Certificates of such Series or Class shall no longer be eligible under Section 5.9(b), the Depositor shall appoint a successor Depositary with respect to the Certificates of such Series or Class. If a successor Depositary for the Certificates of such Series or Class is not appointed by the Depositor within 90 days after the Depositor receives such notice or becomes aware of such ineligibility, the Depositor's election pursuant to Section 5.1 shall no longer be effective with respect to the Certificates of such Series or Class and the Depositor will execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, will authenticate and deliver individual Certificates of such Series or Class in an aggregate Certificate Principal Amount or Notional Amount, as applicable, equal to the aggregate Certificate Principal Amount or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

         The Depositor may at any time and in its sole discretion determine that individual Certificates of any Series (or Class within such Series) issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, shall authenticate and deliver, individual Certificates of such Series or Class in an aggregate Certificate Principal Amount or Notional Amount, as applicable, equal to the aggregate Certificate Principal Amount or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

         If specified by the Depositor pursuant to Section 5.1 with respect to a Series (or Class within such Series) of Certificates, the Depositary for such Series may surrender a Global Security for such Series or Class in exchange in whole or in part for individual Certificates of such Series or Class on such terms as are acceptable to the Depositor and such Depositary.

         Thereupon, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, without service charge,

                      (i) to each Person specified by such Depositary a new individual Certificate or Certificates of the same Series or Class, of any authorized denomination as requested by such Person in an aggregate Certificate Principal Amount or Notional Amount, as applicable, equal to and in exchange for such Person's beneficial interest in the Global Security; and

                      (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the aggregate Certificate Principal Amount or Notional Amount, as applicable, of the surrendered Global Security and the aggregate Certificate Principal Amount or Notional Amount, as applicable, of individual Certificates delivered to holders thereof.

         In any exchange provided for in any of the preceding three paragraphs, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, will authenticate and deliver individual Certificates in registered form in authorized denominations.

         Upon the exchange of a Global Security for individual Certificates, such Global Security shall be cancelled by the Trustee. Individual Certificates issued in exchange for a Global Security pursuant to this Section 5.4 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificates to the Persons in whose names such Certificates are so registered.

         All Certificates issued upon any registration of transfer or exchange of Certificates shall constitute complete and indefeasible evidence of ownership in the Trust related to such Certificates and be entitled to the same benefits under these Standard Terms as the Certificates surrendered upon such registration of transfer or exchange.

         Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Depositor, the Trustee or the Certificate Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor, the Trustee and the Certificate Registrar, duly executed, by the Certificateholder thereof or his attorney duly authorized in writing, with such signature guaranteed by a brokerage firm or financial institution that is a member of a Securities Approved Medallion Program such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) or New York Stock Exchange Inc. Medallion Signature Program (MSP).

         No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 5.3 not involving any transfer.

         Section 5.5. Mutilated, Destroyed, Lost and Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee at its Corporate Trust Office (in the case of Certificates) or (ii) the Depositor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Depositor and the Trustee such security or indemnity as they may require to hold each of them and any Paying Agent harmless, and neither the Depositor nor the Trustee receives notice that such Certificate has been acquired by a bona fide purchaser, then the Depositor shall execute and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate a new Certificate of the same Series and Class of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding.

         Upon the issuance of any new Certificate under this Section, the Depositor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Certificate of any Series or Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust related to such Series, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of these Standard Terms equally and proportionately with any and all other Certificates of that Series or Class duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 5.6. Distribution of Interest; Interest Rights Preserved. (a) Interest on any Certificate that is payable and is punctually paid or duly provided for on any Distribution Date shall be distributed to the Person in whose name such Certificate (or one or more Predecessor Certificates) is registered at the close of business on the related Record Date notwithstanding the cancellation of such Certificate upon any transfer or exchange subsequent to such related Record Date. The distribution of interest on Certificates shall be made at the Corporate Trust Office (except as otherwise specified pursuant to Section 5.1) or, at the option of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Certificate Register or, if provided pursuant to Section 5.1 and in accordance with arrangements satisfactory to the Trustee, at the option of the Certificateholder by wire transfer to an account designated by the Certificateholder.

             (b) Subject to the foregoing provisions of this Section 5.6, each Certificate delivered under these Standard Terms upon transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to interest accrued and undistributed, and to accrue, that were carried by such other Certificate.

             (c) All computations of interest due with respect to any Certificate of any Series or Class within such Series shall be made as specified in the Series Supplement applicable to that particular Series or Class of Certificates.

             (d) With respect to any computations or calculations to be made under these Standard Terms, the applicable Series Supplement and the Certificates, except as otherwise provided, (i) all percentages resulting from any calculation of accrued interest will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and
(ii) all currency amounts will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

        (e) Notwithstanding any other provisions in these Standard
Terms, the right of the holder of any Certificate to receive any of the payments described above in this Section 5.6, and to institute suit for the enforcement of any such payment on or after the date such payment is payable, shall not be impaired without the consent of such Certificateholder.

         Section 5.7. Persons Deemed Owners. The Depositor, the Trustee, the Securities Intermediary and the Administrative Agent, if any, and any agent of the Depositor, the Trustee, the Securities Intermediary or the Administrative Agent, if any, may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions of principal of (and premium, if any) and (subject to Section 5.6) interest, if any, on such Certificate and for all other purposes whatsoever, whether or not such Certificate be overdue, and neither the Depositor, the Trustee, the Securities Intermediary or the Administrative Agent, if any, nor any agent of the Depositor, the Trustee, the Securities Intermediary or the Administrative Agent, if any, shall be affected by notice to the contrary. All distributions made to any Certificateholder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys distributable upon such Certificate.

         None of the Depositor, the Securities Intermediary, the Trustee, the Administrative Agent, if any, or any of their agents will have any responsibility or liability for any aspect of the records relating to or distributions made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         In connection with any notice or other communication to be provided to Certificateholders pursuant to these Standard Terms by the Trustee with respect to any consent or other action to be taken by Certificateholders, the Trustee shall establish a record date for such consent or other action and in the case of Global Certificates, give the Depositary notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such record date shall be the later of thirty (30) days prior to the first solicitation of such consent or other action or the date of the most recent list of Certificateholders furnished to the Trustee pursuant to Section 3.19 hereof.

         Section 5.8. Cancellation. Unless otherwise specified pursuant to
Section 5.1 for Certificates of any Series, all Certificates surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by these Standard Terms.

         Section 5.9. Global Securities. (a) If the Series Supplement pursuant to Section 5.1 provides that a Series (or Class within such Series) of Certificates shall be represented by one or more Global Securities, then the Depositor shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate initial Certificate Principal Amount or Notional Amount, as applicable, equal to the aggregate initial Certificate Principal Amount or Notional Amount, as applicable, of the Certificates of such Series or Class to be represented by such one or more Global Securities, (ii) shall be registered, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and
(iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Certificates represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         No Certificateholder of such Series or Class will receive a Definitive Certificate representing such Certificateholder's interest in such Certificate or Certificates, except as provided in Section 5.11. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Certificateholders of such Series or Class pursuant to Section 5.11:

                      (i) the provisions of this Section 5.9 shall be in full force and effect;

                     (ii) the Certificate Registrar and the Trustee shall be entitled to deal with the Depositary for all purposes of these Standard Terms (including the distribution of principal of, and premium, if any, and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Certificateholder of such Series or Class, and shall have no obligation to the owners of beneficial interests in such Series or Class (collectively, the "Certificate Owners");

                    (iii) to the extent that the provisions of this
         Section 5.9 conflict with any other provisions of these Standard Terms, the provisions of this Section 5.9 shall control;

                     (iv) the rights of Certificate Owners of such Series or Class shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Certificate Owners and the Depositary or its Participants; and

                      (v) whenever these Standard Terms requires or permits actions to be taken based upon instructions or directions of Certificateholders of such Series or Class evidencing a specified percentage of the aggregate Voting Rights of such Series or Class, the Depositary shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners of such Series or Class or Participants in such Depositary's system owning or representing, respectively, such required percentage of the beneficial interest in the Certificates of such Series or Class and has delivered such instructions to the Trustee.

             (b) Each Depositary designated pursuant to Section 5.1 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         Section 5.10. Notices to Depositary. Whenever a notice or other communication to the Certificateholders of a Series or Class within such Series represented by one or more Global Securities is required under these Standard Terms, unless and until Definitive Certificates for such Series or Class shall have been issued to such Certificate Owners pursuant to Section 5.11, the Trustee shall give all such notices and communications specified herein to be given to Certificateholders of such Series to the Depositary, and shall have no obligation to the Certificate Owners.

         Section 5.11. Definitive Certificates. If in respect of a Series (or Class within such Series) represented by one or more Global Securities (i) the Depositor advises the Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Certificates of such Series or Class and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system for such Series or Class through the Depositary or (iii) after the occurrence of an Administrative Agent Termination Event, Certificate Owners representing beneficial interests aggregating at least a majority (or such other Required Percentage-Definitive Certificates that may be specified in a Series Supplement) of the Voting Rights of the Certificates of such Series or Class advise the Depositary in writing that the continuation of a book-entry system for such Series or Class through the Depositary is no longer in the best interests of the Certificate Owners of such Series or Class, then the Depositary shall notify all Certificate Owners or Participants in the Depositary's system with respect to such Series or Class and the Trustee of the occurrence of any such event and of the availability of Definitive Certificates for such Series or Class to Certificate Owners of such Series or Class requesting the same. Upon surrender to the Trustee of the Global Securities of such Series or Class by the Depositary, accompanied by registration instructions, the Depositor shall execute and the Trustee shall authenticate the Definitive Certificates of such Series or Class in accordance with the instructions of the Depositary. None of the Depositor, the Certificate Registrar, the Trustee or the Securities Intermediary shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series or Class, the Trustee shall recognize the holders of the Definitive Certificates of such Series or Class as Certificateholders.

         Section 5.12. Currency of Distributions in Respect of Certificates.

             (a) Except as otherwise specified pursuant to Section 5.1 for Certificates of any Series (or Class within such Series), distributions of the principal of (and premium, if any) and interest on Certificates of such Series or Class will be made in Dollars.

             (b) For purposes of any provision of the Agreement where the Certificateholders of Outstanding Certificates may perform an act that requires that a specified percentage of the aggregate Voting Rights of the Certificates of all Series perform such act and for purposes of any decision or determination by the Trustee of amounts due and not distributed for the principal of (and premium, if any) and interest on the Certificates of all Series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) or notional amount of, as applicable, and interest on the Outstanding Certificates denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates, determined as specified pursuant to Section 5.1 for Certificates of such Series, as of the date for determining whether the Certificateholders entitled to perform such act have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

             (c) With respect to Certificates of any Series (or Class within such Series), any decision or determination to be made regarding exchange rates shall be made by an Exchange Rate Agent appointed by the Depositor; provided that such Exchange Rate Agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Trustee and shall, in the opinion of the Depositor at the time of such appointment, require such Exchange Rate Agent to make such determination by a method consistent with the method provided in the applicable Series Supplement for the making of such decision or determination. All decisions and determinations of such Exchange Rate Agent regarding exchange rates shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Depositor, the Trustee and all Certificateholders of such Series or Class.

             (d) If distributions in respect of a Certificate are required to be made in a Specified Currency other than Dollars and such currency is unavailable due to the imposition of exchange controls or other circumstance beyond the control of the Trustee, the Administrative Agent, if any, and the Depositor or is no longer used by the government of the country issuing such Specified Currency or is no longer commonly used for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Certificate shall be made in Dollars until such Specified Currency is again so used in the manner specified in the related Series Supplement.

         Section 5.13. Conditions of Authentication and Delivery of New Series. Certificates of a new Series may be issued at any time and from time to time after the execution and delivery of these Standard Terms. The Depositor shall execute and deliver Certificates of such Series to the Trustee and the Trustee shall authenticate and deliver such Certificates upon a Depositor Order and upon delivery by the Depositor to the Trustee of the following:

         (1) Series Supplement. A Series Supplement consistent with the applicable provisions of these Standard Terms.

         (2) Certificates of the Depositor. An Officer's Certificate of the Depositor, dated as of the Closing Date, to the effect that the Depositor is not in breach of these Standard Terms and that the issuance of the Certificates applied for will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Depositor's limited liability company agreement, or any indenture, mortgage, deed of transfer or other agreement or instrument to which the Depositor is a party or by which it or its property is bound or any order of any court or administrative agency entered in any Proceeding to which the Depositor is a party or by which it or its property may be bound or to which it or its property may be subject.

         (3) Requirements of Series Supplement. Such other funds, accounts, documents, certificates, agreements, instruments or opinions as may be required by the terms of the Series Supplement creating such Series.

         If all the Certificates of a Series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this
Section 5.13 must be delivered only once, prior to the authentication and delivery of the first Certificate of such Series; provided, however, that any subsequent Depositor Order to the Trustee to authenticate Certificates of such Series upon original issuance shall constitute a representation and warranty by the Depositor that, as of the date of such request, the statements made in the Officer's Certificates delivered pursuant to this Section 5.13 shall be true and correct as if made on such date.

         Section 5.14. Appointment of Paying Agent. The Trustee may appoint one or more paying agents (each, a "Paying Agent") with respect to the Certificates of any Series. Any such Paying Agent shall be authorized to make distributions to Certificateholders of such Series from the Certificate Account for such Series pursuant to the provisions of the applicable Series Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from such Certificate Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under these Standard Terms in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Depositor and acceptable to the Trustee, including, if and so long as any Series or Class within such Series is listed on the [Luxembourg Stock Exchange] and such exchange so requires, a co-paying agent in [Luxembourg or another European city]. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the Trustee. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor or additional Paying Agent. The Trustee shall cause each successor to act as Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that (i) it will hold all sums, if any, held by it for distribution to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders and (ii) it will give the Trustee notice of any default by any obligor on the applicable Series of Certificates or on the Underlying Securities. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 8.1, 8.2, 8.3, 8.5 and 8.9 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in these Standard Terms to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything contained herein to the contrary, the appointment of a Paying Agent pursuant to this Section 5.14 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under these Standard Terms other than with respect to funds paid to such Paying Agent.

         Section 5.15. Authenticating Agent. (a) The Trustee may appoint one or more Authenticating Agents (each, an "Authenticating Agent") with respect to the Certificates of any

Series which shall be authorized to act on behalf of the Trustee in authenticating such Certificates in connection with the issuance, delivery and registration of transfer or exchange of such Certificates. Whenever reference is made in these Standard Terms to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Depositor and the Administrative Agent, if any. Notwithstanding anything contained herein to the contrary, the appointment of an Authenticating Agent pursuant to this Section 5.15 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under these Standard Terms.

             (b) Any institution succeeding to the corporate agency business of any Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any power or any further act on the part of the Trustee or such Authenticating Agent. An Authenticating Agent may at any time resign by giving notice of resignation to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Depositor, the Trustee promptly may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Administrative Agent, if any, and the Depositor. The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. The provisions of Section 8.1, 8.2 and 8.3 shall be applicable to any Authenticating Agent.

             (c) Pursuant to an appointment made under this Section 5.15, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         This is one of the Certificates described in the Standard Terms for Trust Agreements and the related Series Supplement.


                                     ________________________________________
                                     as Authenticating Agent for the Trustee,



                                     ________________________________________
                                     By:  Authorized Signatory

         Section 5.16. Events of Default. If any Event of Default shall occur and be continuing with respect to any class of Certificates, then, and in each and every case, the Trustee shall exercise any rights in respect of the related Underlying Securities as provided in the applicable Series Supplement.

         Section 5.17. Control by Certificateholders. The holders of Outstanding Certificates representing the Required Percentage-Direction of Trustee shall, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to any Issuer Payment Default; provided, however, that:

                      (i) such direction shall not be in conflict with any rule of law or with these Standard Terms;

                      (ii) subject to Section 8.7, the Trustee need not take any action that it determines might cause it to incur any liability or might materially adversely affect the rights of any Certificateholders not consenting to such action.

         Section 5.18. Waiver of Past Defaults. The holders of Outstanding Certificates representing the Required Percentage-Direction of Trustee may waive any past default and its consequences except (i) an Issuer Payment Default or other default in the payment of principal of or interest on any of the Certificates or (ii) a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Certificateholder. In the case of any such waiver, the Depositor, the Trustee and the Certificateholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                   ARTICLE VI

                   THE DEPOSITOR AND THE ADMINISTRATIVE AGENT

         Section 6.1. Preparation and Filing of Exchange Act Reports; Obligations of the Trustee, the Depositor and the Administrative Agent. (a) The Administrative Agent, if any, shall be liable in accordance herewith only to the extent of the obligations specifically imposed by these Standard Terms and the related Series Supplement. The Trustee shall:

                      (1) on behalf of the Trust, prepare for
    signature by the Depositor and file with the Commission, following the execution thereof by the Depositor, within the time period set forth below, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which the Depositor on behalf of the Trust may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (collectively, "Reports") with respect to each Trust. The names of such Reports and the dates on which they are required to be filed with the Commission are as follows:

                          (i) Form 8-K or 10-D, in substantially the form previously provided by the Depositor to the Trustee, within the time requirement prescribed by the Exchange Act, each of which will contain a copy of a distribution report of the Trustee;

                         (ii) Form 10-K, within the time requirement prescribed by the Exchange Act, containing an Independent public accountants' report, any related periodic attestation reports and the certification of the Depositor, as further described in clause (b) below, required by Regulation AB; and

                         (iii) such other Reports as the Depositor requests the Trustee to prepare and file from time to time as may be required pursuant to Section 13 or 15(d) of the Exchange Act;

                      (2) receive from the Depositor, within 15 days after the Depositor is required to file the same with the Commission, such additional information, documents and reports with respect to compliance by the Depositor with the conditions and covenants of these Standard Terms, if any, as may be required to be filed with the Commission from time to time by such rules and regulations; and

                      (3) receive from the Depositor and transmit by mail to all Certificateholders described in TIA Section 313(c), in the manner and to the extent provided therein, such summaries of any information, documents and reports required to be filed by the Depositor and received pursuant to clauses (i) and (ii) of this Section 6.1(a), if any, as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) The Depositor shall deliver to the Trustee, not less often than annually, an Officer's Certificate signed by an Authorized Officer who is the President or a Vice President of the Depositor, dated as of the date set forth in the Series Supplement for such year, which form and substance complies with the rules and regulations of the Commission, including but not limited to Regulation AB.

                  (c) The Trustee shall deliver to the Depositor, not less often than annually, an Officer's Certificate signed by a Responsible Officer of the Trustee, dated as of the date set forth in the Series Supplement for such year, which form and substance complies with the rules and regulations of the Commission, including but not limited to Regulation AB.

                  (d) If and only if the Series Supplement provides for the pledge of the Deposited Assets to the Trustee (and not merely the transfer, assignment, conveyance and sale, without recourse, thereof to the Trustee), on the Closing Date, the Depositor shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of these Standard Terms, any agreements supplemental hereto and any other requisite documents, and with respect to the filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest of these Standard Terms and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (e) If and only if the Series Supplement provides for the pledge of the Underlying Securities to the Trustee (and not merely the transfer, assignment, conveyance and sale, without recourse, thereof to the Trustee), at least annually after the Closing Date, the Depositor shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of these Standard Terms, any agreements supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by these Standard Terms and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by these Standard Terms. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of these Standard Terms, any agreements supplemental hereto and any other requisite documents and the filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of these Standard Terms until such date in the following calendar year.

                  (f) If and only if the Series Supplement provides for the pledge of the Underlying Securities to the Trustee (and not merely the transfer, assignment, conveyance and sale, without recourse, thereof to the Trustee),

                      (i) whenever any property or securities are to be released from the lien of these Standard Terms, the Depositor shall furnish to the Trustee an Officer's Certificate of the Depositor certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under these Standard Terms in contravention of the provisions hereof.

                      (ii) whenever the Depositor is required to furnish to the Trustee an Officer's Certificate of the Depositor certifying or stating the opinion of any signatory thereof as to the matters described in clause (i) above, the Depositor shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of these Standard Terms since the commencement of the then current calendar year, as set forth in the certificates required by clause (i) above and this clause (ii), equals 10% or more of the principal amount of the Outstanding Certificates, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate of the Depositor is less than $25,000 or less than one percent of the then principal amount of the Outstanding Certificates.

                      (iii) prior to the deposit with the Trustee of any securities that are to be made the basis for the authentication and delivery of Certificates, the withdrawal of cash constituting a part of the trust estate or the release of any property or securities subject to the lien of these Standard Terms, the Depositor shall furnish to the Trustee an Officer's Certificate of the Depositor certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Depositor of the securities to be so deposited.

                       (iv) whenever the Depositor is required to furnish to the Trustee an Officer's Certificate of the Depositor described in clause (iii) above, the Depositor shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Depositor of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Depositor, as set forth in the certificates delivered pursuant to clause (iii) above and this clause (iv), is 10% or more of the principal amount of the Outstanding Certificates, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Depositor as set forth in the related Officer's Certificate of the Depositor is less than $25,000 or less than one percent of the principal amount of the Outstanding Certificates.

                        (v) subject to the payment of its fees and expenses hereunder, the Trustee may, and when required by the provisions of these Standard Terms, shall, execute instruments to release property from the lien of these Standard Terms, or convey the Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of these Standard Terms. No party relying upon an instrument executed by the Trustee in connection therewith shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                      (vi) the Trustee shall at such time as there are no Outstanding Certificates and all sums due to the Trustee hereunder have been paid, release any remaining portion of the trust estate that secured the Certificates from the lien of these Standard Terms and release to the Depositor or any other Person entitled thereto any funds then included in the trust estate.

                  (g) Upon any application or request by the Depositor to the Trustee to take any action under the provisions of these Standard Terms, which action is subject to the satisfaction of a condition precedent (including any covenants compliance with which constitutes a condition precedent), the Depositor shall furnish to the Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in these Standard Terms relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of these Standard Terms, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in these Standard Terms shall include:

                      (i) a statement that such signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                     (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigations as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                     (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         Section 6.2. Merger or Consolidation of the Depositor or the Administrative Agent. (a)Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its formation, and the Administrative Agent, if any, will keep in full effect its existence, rights and franchises under the laws of the jurisdiction of its incorporation or association. The Depositor and the Administrative Agent, if any, each will obtain and preserve its qualification to do business as a foreign corporation or association in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of these Standard Terms, the Certificates or any of the Underlying Securities and to perform its respective duties under these Standard Terms.

                  (b) The Depositor and an Administrative Agent, if any, may consolidate or merge with or into any other Person, provided that:

                      (i) the Person (if other than the Depositor or Administrative Agent, as applicable) formed by or surviving such consolidation or merger shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance or observance of every agreement and covenant of these Standard Terms on the part of the Depositor or Administrative Agent, as applicable, to be performed or observed, all as provided herein and in the applicable Series Supplement or Supplements;

                      (ii) immediately after giving effect to such transaction, no Administrative Agent Termination Event or event which with the passage of time or notice or both would become an Administrative Agent Termination Event shall have occurred and be continuing;

                      (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction; and

                       (iv) the Depositor or Administrative Agent, as applicable, shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental agreement comply with this Article VI and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 6.3. Limitation on Liability of the Depositor and the Administrative Agent; Indemnification. (a) Unless otherwise expressly specified in these Standard Terms or a Series Supplement, neither the Administrative Agent, if any, nor the Depositor shall be under any obligation to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder or under a Series Supplement or in the exercise of any of its rights or powers if reasonable grounds exist for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (b) Neither the Depositor, an Administrative Agent, if any, nor any of the directors, officers, employees or agents of the Depositor or such Administrative Agent shall be under any liability to any Trust or the Certificateholders of any Series for any action taken, or for refraining from the taking of any action, in good faith pursuant to these Standard Terms, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, any such Administrative Agent or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on such Administrative Agent or the Depositor pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

                  (c) Unless otherwise specified in the related Series Supplement, the Depositor and the Administrative Agent, if any, and any director, officer, employee or agent of the Depositor and such Administrative Agent or any of their successors, shall be entitled to indemnification by the related Trust and will be held harmless against any loss, liability or expense (including attorney's fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Trust need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Depositor or the Administrative Agent, as applicable, through the Depositor's or such Administrative Agent's own willful misfeasance, bad faith or gross negligence.

                  (d) Neither the Depositor nor an Administrative Agent, if any, shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under these Standard Terms and, in its opinion, does not involve it in any expense or liability; provided, however, that either of the Depositor or such Administrative Agent may in its discretion undertake any such action which it may deem necessary or desirable with respect to these Standard Terms and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. The legal expenses and costs of such action and any liability resulting (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be allocated as specified in the applicable Series Supplement.

         Section 6.4. Limitation on Resignation of the Administrative Agent. An Administrative Agent appointed pursuant to the applicable Series Supplement shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment by the Trustee of a successor administrative agent and receipt by the Trustee of a letter from the Rating Agencies that such a resignation and appointment will satisfy the Rating Agency Condition or (b) upon a determination that its duties hereunder are no longer permissible under applicable law.

Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Administrative Agent shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Depositor. No resignation of an Administrative Agent shall become effective until the Trustee or a successor administrative agent shall have assumed the Administrative Agent's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under these Standard Terms.

         Section 6.5. Rights of the Depositor in Respect of the Administrative Agent. An Administrative Agent appointed pursuant to the applicable Series Supplement shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Administrative Agent in respect of its rights and obligations hereunder and access to officers of the Administrative Agent responsible for such obligations. Upon request, the Administrative Agent shall furnish to the Depositor and the Trustee the Administrative Agent's most recent financial statements and such other information relating to its capacity to perform its obligations under these Standard Terms as the Administrative Agent possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Administrative Agent's written consent, except as required pursuant to these Standard Terms to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust. The Depositor may, but is not obligated to, enforce the obligations of the Administrative Agent under these Standard Terms and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Administrative Agent under these Standard Terms or exercise the rights of the Administrative Agent under these Standard Terms; provided, however, that the Administrative Agent shall not be relieved of any of its obligations under these Standard Terms by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Administrative Agent and is not obligated to supervise the performance of the Administrative Agent under these Standard Terms or otherwise.

         Section 6.6. Depositor May Purchase Certificates. The Depositor may at any time purchase Certificates in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold. Certificates beneficially owned by the Depositor will be disregarded for purposes of determining whether the required percentage of the aggregate Voting Rights has given any request, demand, authorization, direction, notice, consent or waiver hereunder.

         Section 6.7. The Administrative Agent and Other Parties. The Person serving as an Administrative Agent, if any, appointed pursuant to the applicable Series Supplement may be the Depositor, the Trustee or an Affiliate of either thereof, and may have normal business relationships with the Depositor, the Trustee or any Affiliates thereof.

         Section 6.8. Preferential Collection of Claims Against Depositor. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent required by TIA
Section 311(a).

                                  ARTICLE VII

                     ADMINISTRATIVE AGENT TERMINATION EVENTS

         Section 7.1. Administrative Agent Termination Events. (a) "Administrative Agent Termination Event," wherever used herein with respect to any Series of Certificates, means any one of the following events:

                      (i) a failure by any Administrative Agent specified in the applicable Series Supplement to remit to the Trustee, pursuant to the terms of these Standard Terms, any funds in respect of collections on Deposited Assets, Credit Support, if any, and Advances, if any, collected by the Administrative Agent pursuant to the terms of these Standard Terms that continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrative Agent by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to the Administrative Agent, the Depositor and the Trustee by the Certificateholders of such Series representing at least 25% of the aggregate Voting Rights; or

                      (ii) a failure on the part of any Administrative
         Agent specified in the applicable Series Supplement duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Administrative Agent contained in the Certificates of such Series or in the Trust Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrative Agent by the Depositor or the Trustee, or to the Administrative Agent, the Depositor and the Trustee by the Certificateholders of such Series representing at least 25% of the aggregate Voting Rights; or

                      (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, shall have been entered against the Administrative Agent, if any, specified in the applicable Series Supplement and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or

                      (iv) any Administrative Agent specified in the applicable Series Supplement shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Administrative Agent or of or relating to all or substantially all its property; or

                       (v) any Administrative Agent specified in the applicable Series Supplement shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) if so specified in the related Series Supplement, any failure of the Administrative Agent, if any, specified in the applicable Series Supplement to make any Advances required to be made from its own funds pursuant to Section 4.3 which continues unremedied until twelve o'clock noon New York City time on the Business Day immediately following the day on which such Advance was required to have been made; or

                      (vii) any additional Administrative Agent Termination Event that may be specified with respect to such Series in the related Series Supplement.

Each Series Supplement shall specify as to each of the foregoing clauses requiring a vote of Certificateholders of different Classes the circumstances and manner in which the aggregate Voting Rights applicable to each such clause shall be calculated.

                  (b) Unless otherwise provided in the applicable Series Supplement and provided an Administrative Agent shall have been appointed pursuant to the applicable Series Supplement, so long as an Administrative Agent Termination Event with respect to the related Series of Certificates shall have occurred and be continuing, the Depositor or the Trustee may, and at the written direction of the Certificateholders evidencing not less than the "Required Percentage-Administrative Agent Termination" of the aggregate Voting Rights, the Trustee shall, by notice in writing to such Administrative Agent (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all the rights and obligations of the Administrative Agent specified in the applicable Series Supplement in its capacity as Administrative Agent with respect to such Series under these Standard Terms, to the extent permitted by law, and in and to the Deposited Assets relating to such Series (other than any Retained Interest of the Administrative Agent, if any) and the proceeds thereof. On or after the receipt by such Administrative Agent of such written notice, all authority and power of the Administrative Agent under these Standard Terms relating to such Series, whether with respect to the Certificates (other than as a Certificateholder) of such Series or the Deposited Assets relating to such Series or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.1(b), and without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Administrative Agent, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of such Deposited Assets and related documents, or otherwise. The Administrative Agent, if any, specified in the applicable Series Supplement agrees promptly (and in any event not later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the functions of the Administrative Agent under these Standard Terms relating to such Series, and to cooperate with the Trustee in effecting the termination of the Administrative Agent's responsibilities and rights under these Standard Terms relating to such Series, including the transfer within one Business Day to the Trustee for administration by it of all cash amounts and investments which shall at the time be or should have been credited by the Administrative Agent to the Certificate Account relating to such Series or thereafter be received with respect to such Underlying Securities; provided, however, that the Administrative Agent shall continue to be entitled to receive all amounts accrued or owing to it under these Standard Terms on or prior to the date of such termination, whether in respect of Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.3 notwithstanding any such termination.

         Section 7.2. Trustee to Act; Appointment of Successor. On and after the time an Administrative Agent, if any, specified in the applicable Series Supplement receives a notice of termination pursuant to Section 7.1, the Trustee shall be the successor in all respects to the Administrative Agent in its capacity as Administrative Agent under these Standard Terms or the applicable Series Supplement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Administrative Agent (except for any representations or warranties of the Administrative Agent under these Standard Terms and except as otherwise provided herein or in the applicable Series Supplement) by the terms and provisions hereof including the Administrative Agent's obligation, if any, to make Advances pursuant to Section 4.3; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make Advances, then the Trustee shall not be obligated to make such Advances pursuant to Section 4.3; and provided further, that any failure to perform such duties or responsibilities caused by the Administrative Agent's failure to provide information required by Section 7.1 shall not be considered a default by the Trustee as successor to the Administrative Agent hereunder. As compensation therefor, the Trustee shall be entitled to the amounts relating to the Underlying Securities of a given Series to which such Administrative Agent would have been entitled if the Administrative Agent had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Certificateholders of such Series evidencing not less than the Required Percentage-Administrative Agent Termination of the aggregate Voting Rights, so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, an Administrative Agent acceptable to the Rating Agencies (such acceptance to be evidenced by satisfaction of the Rating Agency Condition with respect to such appointment) and having a net worth of not less than $15,000,000, as the successor to such Administrative Agent under these Standard Terms with respect to such Series in the assumption of all or any part of the responsibilities, duties or liabilities of such Administrative Agent under these Standard Terms with respect to such Series. The Trustee, the Depositor and any such successor Administrative Agent may agree upon the compensation to be paid with respect thereto; provided, however, that in no event shall such compensation be greater than the compensation payable to the Administrative Agent under these Standard Terms. No appointment of a successor Administrative Agent under these Standard Terms shall be effective until the assumption by the successor Administrative Agent of all the responsibilities, duties and liabilities placed on the Administrative Agent hereunder and under the related Series Supplement. Pending appointment of a successor Administrative Agent under these Standard Terms, the Trustee shall act in such capacity as and to the extent hereinabove provided.

         Section 7.3. Notification to Certificateholders. (a) Upon any such termination pursuant to Section 7.2 or appointment of a successor Administrative Agent, the Trustee shall give prompt written notice thereof to Certificateholders of the affected Series in the manner provided in Section 11.5.

                  (b) Within 60 days after the occurrence of any Administrative Agent Termination Event or event which but for the lack of notice or passage of time or both would constitute an Administrative Agent Termination Event with respect to any Series, the Trustee shall transmit by mail to all Certificateholders of such Series notice of each such Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event which is known to the Trustee, unless such Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event shall have been cured or waived.

         Section 7.4. Waiver of Administrative Agent Termination Events. Unless otherwise provided in the applicable Series Supplement, the Certificateholders of the related Series evidencing not less than the Required Percentage-Waiver of the aggregate Voting Rights may, on behalf of all Certificateholders of such Series, (i) if so provided in the applicable Series Supplement, waive compliance by the Depositor, the Trustee or the Administrative Agent, if any, with certain restrictive provisions of these Standard Terms as set forth in such Series Supplement prior to the time such compliance is required and (ii) waive any Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event with respect to such Series; provided, however, that an Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event with respect to such Series regarding the failure to distribute, in accordance with the terms of these Standard Terms, amounts received with respect to any Underlying Security or any such event with respect to such Series in respect of a covenant or provision of these Standard Terms the modification or amendment of which would require the consent of the holders of all outstanding Certificates of such Series, may be waived only by all the Certificateholders of such Series. Upon any such waiver of an Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event with respect to such Series, such Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event or impair any right consequent thereon except to the extent expressly so waived.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         Section 8.1. Duties of Trustee; Notice of Defaults. (a) The Trustee, prior to the occurrence of an Administrative Agent Termination Event or Event of Default with respect to any Series and after the curing of all such Administrative Agent Termination Events or Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in these Standard Terms and the related Series Supplement. During the period an Administrative Agent Termination Event or Event of Default with respect to any Series shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by these Standard Terms, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in these Standard Terms shall not be construed as a duty.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of these Standard Terms, shall examine them to determine whether they conform to the requirements of these Standard Terms. If any such instrument is found not to conform to the requirements of these Standard Terms, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Depositor, Administrative Agent, if any, and Certificateholders.

                  (c) No provision of these Standard Terms shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                      (i) prior to the occurrence of an Administrative
         Agent Termination Event or Event of Default with respect to any Series, and after the curing of all such Administrative Agent Termination Events or Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of these Standard Terms, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in these Standard Terms, no implied covenants or obligations shall be read into these Standard Terms against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of these Standard Terms;

                     (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates evidencing not less than the Required Percentage-Direction of Trustee of the aggregate Voting Rights of a given Series (or Class or group of Classes within such Series) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under these Standard Terms;

                     (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in these Standard Terms shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of an Administrative Agent, if any, appointed pursuant to the applicable Series Supplement, under these Standard Terms except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, such an Administrative Agent in accordance with and only to the extent provided in these Standard Terms;

                      (v) except for actions expressly authorized by these Standard Terms, the Trustee shall take no actions reasonably likely to impair the interests of the Trust in any Underlying Security now existing or hereafter acquired or to impair the value of any Underlying Security now existing or hereafter acquired;

                     (vi) except as expressly provided in these Standard
         Terms, the Trustee shall not engage in any activity other than those required or authorized by the terms of these Standard Terms. In particular, after the Closing Date the Trustee shall not purchase or otherwise acquire any additional securities, modify or permit the modification of any Trust Asset or otherwise vary the investment of the Certificateholders or incur or modify any obligations, (i) except as expressly required or permitted by the terms of these Standard Terms or
         (ii) unless the Trustee obtains, at the expense of the Certificateholders, an Opinion of Counsel to the effect that such acquisition, incurrence or modification will not cause the Trust (unless otherwise indicated in a related Series Supplement) to be taxable as a corporation for federal income tax purposes; and

                    (vii) in the event that the Paying Agent or the Certificate Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or Certificate Registrar, as the case may be, under these Standard Terms, the Trustee shall be obligated promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required.

                  (d) The Trustee shall have the legal power to exercise all of the rights, powers and privileges of holders of the Underlying Securities in which the Certificates evidence an interest. However, neither the Trustee (except as specifically provided herein or in the TIA) nor the Depositor shall be under any obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of Underlying Securities or Certificates.

                  (e) Neither the Trustee nor the Depositor shall have any obligation on or with respect to the Underlying Securities, except as provided in this Article VIII with respect to the Trustee; and their respective obligations with respect to Certificates shall be solely as set forth in these Standard Terms.

                  (f) If there is an event of default (as defined in the indenture or other document pursuant to which the Underlying Securities were issued) with respect to any Underlying Security and such default is known to the Trustee, the Trustee shall promptly give notice to the Depositary or, if the Certificates are Definitive Certificates, directly to Certificateholders thereof as provided in Section 11.5 hereof (and in the manner and to the extent provided in TIA Section 313(c)) within 10 days after such event of default occurs. Such notice shall set forth (i) the identity of the Underlying Securities, (ii) the date and nature of such default, (iii) the face amount of the obligation to which such default relates, (iv) the identifying numbers of the Series and Class of Certificates, or any combination, as the case may be, evidencing the obligations (or portions thereof) described above in clause (iii), and (v) any other information which the Trustee may deem appropriate.



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

                  (g) Certificateholders shall have no recourse against the Depositor or the Trustee for payment defaults on the Underlying Securities.

         Section 8.2. Certain Matters Affecting the Trustee. (a) Except as otherwise provided in Section 8.1:

                      (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (ii) the Trustee may consult with counsel and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                     (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by these Standard Terms or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of these Standard Terms, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Administrative Agent Termination Event or Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by these Standard Terms, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs;

                      (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by these Standard Terms;

                       (v) prior to the occurrence of an Administrative
         Agent Termination Event hereunder and after the curing of all Administrative Agent Termination Events which may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document believed by it to be genuine, unless requested in writing to do so by holders of Certificates evidencing not less than the Required Percentage-Direction of Trustee of the aggregate Voting Rights of the affected Series (or Class or Classes within any such Series), as specified by the applicable Series Supplement; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of these




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

         Standard Terms, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

                      (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for such persons' actions if it has selected such persons with reasonable care; and

                     (vii) the Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Certificate Account or Reserve Account at the direction of an Administrative Agent or the Depositor pursuant to Section 3.10.

                  (b) All rights of action under these Standard Terms or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates of any Series (or Class within such Series), or the production thereof at the trial or other Proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of such Certificateholders, subject to the provisions of these Standard Terms.

         Section 8.3. Trustee Not Liable for Recitals in Certificates or Underlying Securities. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates or in any document issued in connection with the sale of the Certificates (other than the signature and authentication on the Certificates). Except as set forth in Section 8.12, the Trustee makes no representations or warranties as to the validity or sufficiency of these Standard Terms or of the Certificates of any Series (other than the signature and authentication on the Certificates) or of any Underlying Security or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Administrative Agent, if any, of any of the Certificates or of the proceeds of such Certificates.

         Section 8.4. Trustee May Own Certificates. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 8.5. Trustee's Fees and Expenses; Indemnification; Undertaking for Costs. (a) The Trustee shall be entitled to receive from the Depositor or an affiliate of the Depositor as compensation for the Trustee's services hereunder, trustee's fees pursuant to a separate agreement between the Trustee and the Depositor, and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Trustee (including the reasonable compensation, disbursements and expenses of its counsel and other persons not regularly in its employ). The Depositor shall indemnify and hold harmless the Trustee and its successors, assigns, agents and servants against any and all loss, liability or reasonable expense (including attorney's fees) incurred by it in connection with the administration of this trust and the performance of its duties thereunder. The Trustee shall notify the Depositor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Depositor shall not relieve the Depositor of its obligations hereunder. The Depositor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The indemnities contained in this




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

Section 8.5(a) shall survive the resignation or termination of the Trustee or the termination of these Standard Terms.

                  (b) Failure by the Depositor to pay, reimburse or indemnify the Trustee shall not entitle the Trustee to any payment, reimbursement or indemnification from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under these Standard Terms. Any unpaid, unreimbursed or unindemnified amounts shall not be borne by the Trust and shall not constitute a claim against the Trust, but shall be borne by the Trustee in its individual capacity.

                  (c) All parties to these Standard Terms agree, and each Certificateholder by such Certificateholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under these Standard Terms, or in any Proceeding against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.5(c) shall not apply to:

                      (i) any Proceeding instituted by the Trustee;

                     (ii) any Proceeding instituted by any Certificateholder, or group of Certificateholders, in each case holding in the aggregate Outstanding Certificates representing more than 10% of the Voting Rights; or

                    (iii) any Proceeding instituted by any Certificateholder for the enforcement of the payment of principal or interest on or after the respective due dates expressed in such Certificate and in these Standard Terms (or, in the case of redemption, on or after the redemption date).

         Section 8.6. Eligibility Requirements for Trustee. (a) The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee hereunder shall at all times be a corporation which is not an Affiliate of the Depositor (but may have normal banking relationships with the Depositor or any obligor with respect to the Underlying Securities with respect to such Series of Certificates and their respective Affiliates) organized and doing business under the laws of any State or the United States, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. Such corporation or association (or its parent) must be rated in one of the four highest rating categories by the Rating Agencies.



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

                  (b) The Trustee shall comply with Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1), any Series Supplement under which other securities are outstanding evidencing ownership interest in obligations of the Underlying Securities Issuer if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         Section 8.7. Resignation or Removal of the Trustee. (a) The Trustee may, with respect to any Series of Certificates, at any time resign and be discharged from any trust hereby created by giving written notice thereof to the Depositor, the Administrative Agent, if any, the Rating Agencies and to all Certificateholders of such Series. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee for such Series by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to such Certificateholders and the Administrative Agent, if any, by the Depositor. If no such successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee for such Series.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Depositor.

                  (c) The Certificateholders of any Series representing the Required Percentage-Removal of Trustee of the aggregate Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Certificateholders or their attorneys-in-fact and duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Depositor.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.8.

         Section 8.8. Successor Trustee. (a) Any successor trustee appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and




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

obligations of its predecessor hereunder (either with respect to a given Series of Certificates or with respect to all Certificates issued under these Standard Terms), with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.6.

                  (b) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall transmit notice of the succession of such trustee hereunder to all Certificateholders and to the Rating Agencies in the manner provided in Section 11.5.

         Section 8.9. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust for a given Series may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of such Trust, and to vest in such Person or Persons, in such capacity, such title to such Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Administrative Agent Termination Event shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.6 hereunder and no notice to Certificateholders of the appointment of co-trustee or co-trustees or separate trustee or trustees shall be required under Section 8.8 hereof. Notwithstanding anything contained herein to the contrary, the appointment of a co-trustee pursuant to this Section 8.10 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under these Standard Terms.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder




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

or as successor to an Administrative Agent hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to such Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to these Standard Terms and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of these Standard Terms, specifically including every provision of these Standard Terms relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of these Standard Terms on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11. Appointment of Office or Agency. As specified in a Series Supplement, the Trustee shall appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for the final distribution with respect thereto, and where notices and demands to or upon the Trustee in respect of the Certificates of the related Series and these Standard Terms may be served.

         Section 8.12. Representations and Warranties of Trustee. The Trustee represents and warrants that:

                      (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or association;

                     (ii) neither the execution nor the delivery by the Trustee of these Standard Terms, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will violate its charter documents or by-laws.

                    (iii) the Trustee has full power, authority and right to execute, deliver and perform its duties and obligations as set forth herein and in each Series Supplement to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of these Standard Terms; and

                     (iv) these Standard Terms has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforcement may be limited by the applicable




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

         bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 8.13. Trustee to Act Only in Accordance With the Trust Agreement or Pursuant to Instructions of Certificateholders. The Trustee shall only take such action or shall refrain from taking such action under these Standard Terms as directed pursuant to a specific provision of these Standard Terms or, if required hereunder, by all the Certificateholders, and the Trustee shall not otherwise act in respect of the Trust; provided, however, that the Trustee shall not be required to take any such action if it reasonably determines, or receives, at the expense of the Certificateholders, an Opinion of Counsel (with copies thereof delivered to the Certificateholders and the Depositor), that such action (i) is inconsistent with the purpose of the Trust set forth in Section 2.7 or contrary to the terms hereof.

         Section 8.14. Accounting and Reports to Certificateholders, Internal Revenue Service and Others. The Trustee shall (a) maintain the books of the Trust on a calendar year basis on the accrual method of accounting, (b) after the close of each calendar year, deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information for such year as may be required to enable each Certificateholder to prepare its federal income tax returns, (c) as specifically directed in writing by the Depositor, file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as other than an association or publicly traded partnership taxable as a corporation for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Subsection 4.4 with respect to income or distributions to Certificateholders.

         Section 8.15. Signature on Returns. Except as required by law, the Trustee shall sign on behalf of the Trust any and all tax returns of the Trust presented to it by the Depositor in final execution form.


                                   ARTICLE IX

                             SECURITIES INTERMEDIARY

         Section 9.1. Resignation or Removal of the Securities Intermediary; Appointment of Successor Securities Intermediary. (a) The Securities Intermediary may at any time resign as Securities Intermediary hereunder by written notice of its election so to do, delivered to the Trustee and the Depositor, and such resignation shall take effect upon the appointment of a successor Securities Intermediary and its acceptance of such appointment as hereinafter provided; provided, however, that in the event of such resignation, the Securities Intermediary shall (i) assist the Trustee and the Depositor in finding a successor Securities Intermediary acceptable to the Trustee and the Depositor and (ii) negotiate in good faith concerning any prepaid but unaccrued fees.


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

                  (b) The Trustee, the Depositor or the Certificateholders evidencing not less than the Required Percentage--Removal of Securities Intermediary may at any time remove the Securities Intermediary as Securities Intermediary hereunder by written notice delivered to the Securities Intermediary in the manner provided in Section 11.5 hereof, and such removal shall take effect upon the appointment of the successor Securities Intermediary and its acceptance of such appointment as provided in paragraph (e) of this
Section 9.1; provided, however, that in the event of such removal, the Depositor shall negotiate in good faith with the Securities Intermediary in order to agree regarding payment of the termination costs of the Securities Intermediary resulting from such removal.

                  (c) Upon the designation and acceptance thereof of a successor Securities Intermediary, following either resignation or removal of the Securities Intermediary, the Securities Intermediary shall deliver to the successor Securities Intermediary all records relating to the Certificates in the form and manner then maintained by the Securities Intermediary, which shall include a hard copy thereof upon written request of the successor Securities Intermediary.

                  (d) If at any time the Securities Intermediary shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Securities Intermediary or of its property shall be appointed, or any public officer shall take charge or control of the Securities Intermediary or of its property of affairs for the purpose of rehabilitation, conservation or liquidation, the Depositor shall petition any court of competent jurisdiction for the removal of the Securities Intermediary and the appointment of a successor Securities Intermediary. In the event the Securities Intermediary resigns or is removed, the Securities Intermediary shall reimburse the Depositor for any fees or charges previously paid to the Securities Intermediary in respect of duties not yet performed under the Trust Agreement which remain to be performed by a successor Securities Intermediary.

                  (e) In case at any time the Securities Intermediary acting hereunder notifies the Trustee or the Depositor that it elects to resign or the Trustee, the Depositor or Certificateholders representing not less than the Required Percentage--Removal of Securities Intermediary notifies or notify the Securities Intermediary that it or they elects or elect to remove the Securities Intermediary as Securities Intermediary, the Depositor shall, within sixty (60) days after the delivery of the notice of resignation or removal, appoint a successor Securities Intermediary, which shall satisfy the requirements set forth in Section 2.8. If no successor Securities Intermediary has been appointed within sixty (60) days after the Securities Intermediary has given written notice of its election to resign or the Trustee, the Depositor or Certificateholders representing not less than the Required Percentage--Removal of Securities Intermediary have given written notice to the Securities Intermediary of its or their election to remove the Securities Intermediary, as the case may be, the Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor Securities Intermediary. Every successor Securities Intermediary shall execute and deliver to its predecessor, to the Trustee and to the Depositor an instrument in writing accepting its appointment hereunder, and thereupon such successor Securities Intermediary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Securities Intermediary under this Trust Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Trustee and the Depositor, shall execute and deliver an instrument transferring to such successor all rights, obligations and powers of such predecessor hereunder, and shall duly assign, transfer and deliver all right, title and interest in the Deposited Assets and parts thereof to such successor. Any successor Securities Intermediary shall promptly give notice of its appointment to the Certificateholders of Certificates for which it is successor Securities Intermediary in the manner provided in Section 11.5 hereof.

                  (f) Any corporation into or with which the Securities Intermediary may be merged, consolidated or converted shall be the successor of such Securities Intermediary without the execution or filing of any document or any further act.

                  (g) In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise, a security interest in a Certificate Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The financial assets and other items deposited to a Certificate Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Trustee [(except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of any Certificate Account and (ii) the face amount of any checks which have been credited to a Certificate Account but are subsequently returned unpaid because of uncollected or insufficient funds)].


                                    ARTICLE X

                                   TERMINATION

         Section 10.1. Termination upon Purchase or Liquidation of All Underlying Securities. (a) The respective obligations and responsibilities under these Standard Terms of the Depositor, the Administrative Agent, if any, and the Trustee (other than the obligations of any such Administrative Agent to provide for and the Trustee to make distributions to Certificateholders of any given Series as hereafter set forth and to provide information reports and information tax reporting) shall terminate upon the distribution to such Certificateholders of all amounts held in all the Accounts for such Series or by an Administrative Agent, if any, and required to be paid to such Certificateholders pursuant to these Standard Terms on the Distribution Date coinciding with or following the earlier to occur of (i) if and as provided in the Series Supplement for such Series, the purchase by, and at the sole option of, the Administrative Agent, if any, as provided in the Series Supplement for such Series, of all remaining Underlying Securities for such Series in the Trust for such Series, provided that such option may be exercised only if the aggregate principal amount of such Underlying Securities at the time of any such purchase is less than 10% (or such other percentage as may be specified in such Series Supplement) of the aggregate principal amount of all Underlying Securities deposited in such Trust as of the applicable Cut-off Date and (ii) the final payment on or other liquidation (which may include redemption or other purchase thereof by the applicable Underlying Securities Issuer) (or any Advance with respect thereto) of the last Underlying Security remaining in the Trust for such Series or the disposition of all property acquired upon foreclosure or liquidation of any such Underlying Security; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.



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

                  (b) The Administrative Agent shall exercise its option to purchase all the Underlying Securities remaining in the Trust pursuant to clause
(i) of Section 10.1(a) not later than 91 days prior to the anticipated date of purchase of all such Underlying Securities, at a price as may be specified in the applicable Series Supplement; provided, however, that such price shall not be less than the then outstanding aggregate principal amount of such Underlying Securities as determined on the date of purchase. The proceeds of such purchase will be deposited into the Certificate Account and applied in the same manner and priority that collections on Underlying Securities would be applied as provided in the applicable Series Supplement.

                  (c) Written notice of any termination shall be provided as set forth in Section 11.5.

                  (d) Upon presentation and surrender of the Certificates by the Certificateholders on the Final Scheduled Distribution Date, or the Distribution Date coinciding with or next following the earlier to occur of the occurrences specified in clauses (i) and (ii) of Section 10.1(a), with respect to the applicable Series of Certificates, the Trustee shall distribute to each Certificateholder presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 4.1 in respect of the Certificates so presented and surrendered, if not in connection with the purchase by an Administrative Agent or the Depositor of all the Underlying Securities or (ii) as specified in the applicable Series Supplement, if in connection with an Administrative Agent's purchase of all the remaining Underlying Securities. Any funds not distributed on such Distribution Date shall be set aside and held in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section 10.1 and Section 4.1 hereof. Immediately following the deposit of funds in trust hereunder, the Trust for such Series shall terminate.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.1. Amendment. (a) These Standard Terms may be amended from time to time by the Depositor, the Trustee and the Securities Intermediary without notice to or the consent of any of the Certificateholders for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; (ii) to add or supplement any Credit Support for the benefit of any Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently that any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders); (iii) to add to the covenants, restrictions or obligations of the Depositor, the Administrative Agent, if any, the Trustee or the Securities Intermediary for the benefit of the Certificateholders; (iv) to add, change or eliminate any other provisions with respect to matters or questions arising under these Standard Terms, so long as (x) any such amendment described in (i) through (iv) will not, as evidenced by an opinion of counsel, cause the Trust (unless otherwise specified in a related Series Supplement) to be taxable as a corporation for federal income tax purposes or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each



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Rating Agency rating such Certificates that such amendment will not cause such
Rating Agency rating such Certificates to reduce or withdraw the then current rating thereof; (v) to comply with any requirements imposed by the Code or Treasury Regulations; (vi) to evidence and provide for the acceptance of appointment hereunder of a Trustee for a Series of Certificates or a Securities Intermediary for a Series of Certificates, and to add to or change any of the provisions of these Standard Terms as shall be necessary to provide for or facilitate the administration of the separate Trusts hereunder by more than one Trustee, pursuant to the requirements of Section 5.1 hereof; (vii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee or a successor Securities Intermediary with respect to the Certificates of one or more Series or to add or change any of the provisions of these Standard Terms as shall be necessary to provide for or facilitate the administration of the trusts hereunder; or (viii) to provide for the issuance of a new Series of Certificates pursuant to a Series Supplement issued hereunder pursuant to Sections 5.1 and 5.13 hereof.

                  (b) Without limiting the generality of the foregoing, with respect to any Series these Standard Terms may also be modified or amended from time to time by the Depositor, the Trustee and the Securities Intermediary with the consent of the Certificateholders representing the Required Percentage-Amendment of the aggregate Voting Rights of those Certificates to which such modification or amendment relates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of these Standard Terms or of modifying in any manner the rights of Certificateholders; provided, however, that (i) no such amendment shall reduce in any manner the amount of, or defer the timing of, payments received on Underlying Securities which are required to be distributed on any Certificate without the unanimous consent of such Certificateholders, and (ii) this Section 11.1(b) shall not be amended without the unanimous consent of all the Certificateholders of such Series; and provided further that the Depositor shall furnish to the Trustee an Opinion of Counsel (unless otherwise indicated in a related Series Supplement) stating that, in the opinion of such counsel, any such amendment would not cause the Trust to be taxed as a corporation for federal income tax purposes. Notwithstanding any other provision of these Standard Terms, for purposes of the giving or withholding of consents pursuant to this Section 11.1, Certificates registered in the name of the Depositor, or any Affiliate thereof, shall be entitled to Voting Rights with respect to matters affecting such Certificates; and provided further that in the event the Rating Agency Condition is not satisfied with respect to such modification or amendment, the Required Percentage-Amendment shall be increased to require an aggregate percentage of the aggregate Voting Rights in the amount specified in the applicable Series Supplement.

                  (c) Promptly after the execution of any such amendment or modification, the Trustee shall furnish a copy of such amendment or modification to each Certificateholder of the affected Series or Class and to the Rating Agencies. It shall not be necessary for the consent of Certificate-holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.



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         Section 11.2. Counterparts. These Standard Terms may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.3. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate these Standard Terms or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the applicable Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of then.

                  (b) No Certificateholder of a given Series shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of any Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to these Standard Terms pursuant to any provision hereof.

                  (c) No Certificateholder of a given Series shall have any right by virtue of any provision of these Standard Terms to institute any suit, action or proceeding in equity or at law upon or under or with respect to these Standard Terms, unless (i) such Certificateholder previously shall have given to the Trustee a written notice of breach and of the continuance thereof and unless also the Certificateholders of such Series evidencing not less than the Required Percentage-Remedies of the aggregate Voting Rights of such Series shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and agreed that the Trustee shall not be obligated to make any investigation of matters arising under these Standard Terms or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Certificateholders unless such Certificateholders have offered to the Trustee the reasonable indemnity referred to above. It is further understood and agreed, and expressly covenanted by each Certificateholder of each Series with every other Certificateholder of such Series and the Trustee, that no one or more Certificateholders of such Series shall have any right in any manner whatever by virtue of any provision of these Standard Terms to affect, disturb or prejudice the rights of any other of the Certificateholders of such Series, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under these Standard Terms, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders of such Series. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.4. Governing Law. These Standard Terms shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely therein without reference to such State's principles of conflicts of




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law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.5. Notices. All directions, demands and notices hereunder shall be in writing and shall be delivered as set forth in the applicable Series Supplement. Any notice required to be provided to a Certificateholder shall be given by first class mail, postage prepaid, at the last address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in these Standard Terms shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. Any and all notices to be given to the Swap Counterparty, if any, will be specified in the related Series Supplement or in the related Swap Agreement.

         Section 11.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of these Standard Terms shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of these Standard Terms and shall in no way affect the validity or enforceability of the other provisions of these Standard Terms or of the Certificates or the rights of the Certificateholders thereof.

         Section 11.7. Notice to Rating Agencies. The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                      (i) any change or amendment to these Standard Terms;

                     (ii) the occurrence of any Administrative Agent Termination Event;

                    (iii) the resignation or termination of an Administrative Agent, if any, the Trustee or the Securities Intermediary;

                      (iv) the appointment of a successor Trustee or a successor Securities Intermediary;

                       (v) the repurchase or substitution of Deposited Assets, if any, pursuant to Section 2.3;

                      (vi) the final payment to the Certificateholders of any Class;

                     (vii) any change in the location of the Certificate Account; and

                    (viii) any event that would result in the inability of the Trustee to make Advances.

In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.2 and the Administrative Agent, if any, or otherwise the Trustee shall promptly furnish to each Rating Agency copies of the following:



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                      (i) each annual statement as to compliance described
     in Section 3.15; and

                     (ii) each annual Independent public accountants' servicing report described in Section 3.16.

         Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to each Rating Agency at the address specified in the applicable Series Supplement.

         Section 11.8. Grant of Security Interest. It is the express intent of the parties hereto that each conveyance of any Deposited Assets by the Depositor to the Trustee be, and be construed as, a sale of the Deposited Assets by the Depositor and not a pledge of or grant of a security interest in any Deposited Assets by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, any Deposited Assets are held to be property of the Depositor, then,
(a) the Depositor hereby grants to the Trustee a security interest in all of the Depositor's right, title and interest, whether now owned or existing or hereafter acquired or arising in, to and under the Deposited Assets, including, without limitation, the Underlying Securities and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the applicable Certificate Account, whether in the form of cash, instruments, securities or other property and (b)(1) these Standard Terms shall also be a security agreement within the meaning of the Uniform Commercial Code as in effect from time to time in the State of New York, or such other State as may be specified in the related Series Supplement; (2) the obligations secured by such security agreement shall be all the Depositor's obligations under these Standard Terms, including the obligation to provide to the Certificateholders the benefits of these Standard Terms relating to such Deposited Assets and the applicable Trust; and (3) notifications to persons holding such property, and acknowledgements, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor shall direct the Trustee to the extent consistent with these Standard Terms, to take such actions as may be necessary to ensure that such security interest is a perfected security interest of first priority under applicable law and will be maintained as such for so long as any of the Deposited Assets remain outstanding. Without limiting the generality of the foregoing, the Trustee, upon receipt of such direction, shall file, or shall cause to be filed, all filings identified by the Depositor to be necessary to maintain the effectiveness of any original filings identified by the Depositor to be necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in the Deposited Assets, including (x) continuation statements and (y) such other statements as may be occasioned by (1) any change of name of the Depositor or the Trustee, (2) any change of location of the place of business, the principal business office, or jurisdiction of organization of the Depositor or (3) any transfer of any interest of the Depositor in any Deposited Asset.



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         Section 11.9. Nonpetition Covenant. Notwithstanding any prior termination of these Standard Terms, each of the Trustee (including any Co-Trustee) the Administrative Agent, if any, (including any Sub-Administrative Agent, Authenticating Agent, Calculation Agent, or Paying Agent) and the Depositor agrees that it shall not, until the date which is one year and one day after the earlier of a Trust Termination Event or the Final Scheduled Distribution Date, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

         Section 11.10. No Recourse. Provided that there exists no default on the Underlying Securities, neither the Trustee (including any Co-Trustee), the Administrative Agent, if any (including any Sub-Administrative Agent, Authenticating Agent, Calculation Agent, or Paying Agent) nor the Depositor shall have any recourse to the Underlying Securities or any other Deposited Assets, except as specifically provided in the related Series Supplement.

         Section 11.11. Article and Section References. All article and section references used in these Standard Terms, unless otherwise provided, are to articles and sections in these Standard Terms.

         Section 11.12.    Conflict with Trust Indenture Act.

                  (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in these Standard Terms by any of the provisions of the TIA, such required provision shall control.

                  (b) The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by these Standard Terms) are a part of and govern these Standard Terms, whether or not physically contained herein.




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         IN WITNESS WHEREOF, the Depositor, the Trustee and the Securities
Intermediary have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                            CSFB ASSET REPACKAGING DEPOSITOR
                                              LLC, as Depositor

                                            By:
                                               -----------------------------
                                               Name:
                                               Title:



                                            U.S. BANK TRUST NATIONAL
                                              ASSOCIATION, as Trustee and as
                                              Securities Intermediary


                                            By:
                                               -----------------------------
                                               Name:
                                               Title: